SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒     Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MINERVA NEUROSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MINERVA NEUROSCIENCES, INC.

1500 District Avenue

Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 22, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Minerva Neurosciences, Inc., a Delaware corporation, referred to hereafter as the “Company,” “we,” “us,” or “Minerva.” The Annual Meeting will be held on Monday, December 22, 2025 at 9:30 a.m. Eastern time. The Annual Meeting will be held virtually through a live webcast at www.virtualshareholdermeeting.com/NERV2025. We believe hosting a virtual meeting enables increased stockholder participation and improves meeting efficiency and our ability to communicate effectively with our stockholders, while lowering the cost of conducting the Annual Meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 9:30 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.	To elect two Class II directors, Fouzia Laghrissi-Thode and Inderjit Kaul to the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders.

2.

To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 125,000,000 shares to 250,000,000 shares.

3.

To approve, for purposes of complying with Nasdaq Listing Rules, including Rule 5635(d), the issuance of shares of Common Stock upon the conversion of the Company’s Series A Convertible Voting Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), including shares of Common Stock issuable upon the conversion of any Series A Preferred Stock issuable upon exercise of warrants to purchase Series A Preferred Stock.

4.

To approve an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”) to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the 2013 Plan by 12,500,000 shares.

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

6.

To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying these proxy materials.

You will be able to attend the Annual Meeting online, submit your questions during the Annual Meeting and vote your shares electronically during the meeting by visiting www.proxyvote.com and entering the 16-digit control number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. Because the Annual Meeting is being held electronically, you will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is October 23, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. For the ten days prior to the Annual Meeting, a list of our stockholders as of the close of business on the record date and entitled to vote at the Annual Meeting will be available for examination during normal business hours by any stockholder of record for a legally valid purpose at our principal executive offices or by emailing us at info@minervaneurosciences.com. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/NERV2025.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

By Order of the Board of Directors

/s/ Frederick Ahlholm

Frederick Ahlholm Chief Financial Officer Burlington, Massachusetts November 24, 2025

You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote and submit your proxy by following the procedures described in the proxy card. Even if you have voted by proxy, you may still vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other similar organization and you wish to vote during the Annual Meeting, you must obtain a proxy issued in your name from the record holder and follow the instructions from such organization.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

PROPOSAL 1 ELECTION OF DIRECTORS	10

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE	12

i

MINERVA NEUROSCIENCES, INC.

1500 District Avenue

Burlington, MA 01803

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 22, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (the “Board”) of Minerva Neurosciences, Inc. (sometimes referred to as the “Company” or “Minerva”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the phone or through the internet.

We intend to first mail these proxy materials on or about November 24, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Why are you holding a virtual Annual Meeting?

We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. Stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting.

How do I attend the Annual Meeting?

You cannot attend the Annual Meeting physically. You can attend the annual meeting by visiting www.virtualshareholdermeeting.com/NERV2025, where you will be able to listen to the Annual Meeting live, submit questions and vote online.

The meeting will be held on Monday, December 22, 2025 at 9:30 a.m. Eastern time. We recommend that you log in a few minutes before 9:30 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts. The virtual meeting room will open 15 minutes before the start of the Annual Meeting. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

In order to enter the Annual Meeting virtually, you will need the unique 16-digit control number, which is included in your proxy card or voting instruction form if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-

in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/NERV2025. Technical support will be available starting 15 minutes prior to the start of the Annual Meeting.

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Will a list of record stockholders as of the record date be available?

For the ten days prior to the Annual Meeting, a list of our stockholders as of the close of business on October 23, 2025, the record date of the Annual Meeting, will be available for examination during normal business hours by any stockholder of record for a legally valid purpose at our principal executive offices or by emailing us at info@minervaneurosciences.com. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/NERV2025.

Who can vote at the Annual Meeting?

Only stockholders of record of our common stock, $0.0001 par value per share (the “Common Stock”), and our Series A Convertible Voting Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), at the close of business on October 23, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, but, in the case of Series A Preferred Stock, subject to the Maximum Percentage and the Cap discussed below. On the Record Date, there were 6,993,406 shares of Common Stock outstanding and entitled to vote and 1,391,674 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to Proposal 3, as described herein).

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy electronically through the Internet, over the telephone or by completing and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting via the following link: www.virtualshareholdermeeting.com/NERV2025. However, because you are not the stockholder of record, you may not vote your shares virtually at the meeting via the link unless you request and obtain a valid proxy from your broker, bank or other agent. Check with your brokerage firm, bank, dealer or other similar organization, and follow the instructions you receive from your brokerage firm, bank, dealer or other similar organization prior to the Annual Meeting.

What am I voting on?

There are six matters scheduled for a vote:

•	Election of two Class II directors, Dr. Fouzia Laghrissi-Thode and Inderjit Kaul, to hold office until the 2028 Annual Meeting of Stockholders (Proposal 1);

•

Amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of Common Stock from 125,000,000 shares to 250,000,000 shares (Proposal 2);

•

Approval of, for purposes of complying with Nasdaq Listing Rules, including Rule 5635(d), the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, including shares of Common Stock issuable upon the conversion of any Series A Preferred Stock issuable upon exercise of warrants to purchase Series A Preferred Stock (Proposal 3);

•	Approval of an amendment to the 2013 Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the 2013 Plan by 12,500,000 shares (Proposal 4);

•	Advisory “say-on-pay” vote on our executive compensation (Proposal 5); and

•

Ratification of the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (Proposal 6).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal 1, you may either vote “FOR” each nominee to the Board or you may “WITHHOLD” your vote for the nominee. For all other matters, you may vote “FOR” or “AGAINST” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by virtually attending the Annual Meeting (by visiting www.virtualshareholdermeeting.com/NERV2025), vote by proxy over the telephone, vote by proxy over the Internet, or vote by proxy using the enclosed proxy card. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still virtually attend the Annual Meeting and vote even if you have already voted by proxy.

•

By Internet. To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your control number printed on your proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on December 21, 2025 to be counted.

•

By Telephone. Call 1-800-690-6903 toll-free from the United States, U.S. territories and Canada, and follow the instructions on your proxy card. You will be asked to provide your control number printed on your proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on December 21, 2025 to be counted.

•

By Proxy Card. Complete, sign and date the proxy card and return it promptly in the envelope provided. If we receive your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Your proxy card must be received by 11:59 p.m., Eastern Time, on December 21, 2025 to be counted.

•	Online During the Annual Meeting. Access the Annual Meeting by visiting www.virtualshareholdermeeting.com/NERV2025 and providing your control number from the proxy materials.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received proxy materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in such proxy materials to ensure that your vote is counted. To vote by virtually attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from internet access providers and telephone companies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on such proxy materials to ensure that all of your shares are voted.

How many votes do I have?

Common Stock: On each matter to be voted upon, as holders of our Common Stock, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Series A Preferred Stock: Each share of our Series A Preferred Stock outstanding as of the Record Date has the right to vote on an as-converted to Common Stock basis, together with the shares of Common Stock and voting together as a single class, on all matters presented to the stockholders for approval (other than Proposal 3, as described herein), subject to the Maximum Percentage (as defined below) and, prior to the approval of Proposal 3, the Cap (as defined below). The voting of the Series A Preferred Stock is limited by the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock (the “Certificate of Designation”), which provides that the Company shall not affect any conversion of the Series A Preferred Stock, and the portion of the Series A Preferred Stock shall not automatically convert, to the extent that, after giving effect to such conversion, the holder and its affiliates and Attribution Parties (as defined in the Certificate of Designation) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such the holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock held by the holder and its affiliates and Attribution Parties, plus the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such holder and its affiliates and Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such holder and its affiliates and Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. The determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible is in the sole discretion of such holder.

In addition, until Proposal 3 is approved by the requisite vote of our stockholders, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series A Preferred Stock (for purposes of calculating the aggregate votes the holders of Series A Preferred Stock are entitled to on an as-if-converted-to-Common-Stock basis) will be equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock as of October 21, 2025, rounded down to the nearest whole share (excluding for purposes of the calculation, any securities issued on such date). Therefore, the “Cap” is equal to 1,391,674 shares of Common Stock, with each holder of Series A Preferred Stock being able to vote the number of shares of Series A Preferred Stock held by it relative to the total number of shares of Series A Preferred Stock then outstanding, multiplied by the Cap.

Additional Information regarding the Maximum Percentage and the Cap can be found in the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2025 and is incorporated herein by reference.

Therefore, for purposes of Proposals 1, 2, 4, 5 and 6, there are 6,993,406 shares of Common Stock entitled to vote as of the Record Date and 1,391,674 shares of Series A Preferred Stock entitled to vote as of the Record Date on an as-converted basis. For purposes of Proposal 3, there are 6,993,406 shares of Common Stock entitled to vote as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the internet, by telephone, by completing the enclosed proxy card or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card without indicating how you want your shares voted on each proposal or otherwise vote without making voting selections for each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: “FOR” the election of each of the two nominees for director under Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with NYSE are subject to NYSE rules and, accordingly, NYSE Rules apply to the voting of all shares held in a brokerage account, including shares of a company like ours listed on The Nasdaq Stock Market. In this regard NYSE has advised us that Proposals 1, 3, 4 and 5 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on Proposals 1, 3, 4 and 5 in the absence of your voting instructions. However, Proposals 2 and 6 are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 6.

Proposals 1, 3, 4 and 5 are each considered “non-routine,” which would result in a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Your broker, bank or other agent cannot vote your shares on these proposals without your instructions. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

Proposals 2 and 6 are considered “routine” matters, and your broker, bank or other agent may vote your shares on these proposals even in the absence of your instructions.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	Submit another properly completed proxy card with a later date.

•	Grant a subsequent proxy by telephone or through the internet.

•

Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

•	Send written notice of revocation to our Secretary at Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, Massachusetts 01803 before the time the Annual Meeting begins.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by a broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by July 27, 2026, to the Company’s Corporate Secretary at Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, Massachusetts 01803, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2026 Annual Meeting of Stockholders is more than 30 days before or after December 22, 2026, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy materials for the 2026 Annual Meeting of Stockholders.

Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2026 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on September 23, 2026 nor earlier than the close of business on August 24, 2026; provided, however, if our 2026 Annual Meeting of Stockholders is more than 30 days before or after the anniversary date of this year’s Annual Meeting, to be timely, notice by the stockholder must be received not later than the 15th day following the day on which public announcement of the date of the Annual Meeting of Stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold,” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will have no effect on Proposals 2, 3 and 4. Abstentions will be counted towards the vote total for each of Proposals 5 and 6 and will have the same effect as “Against” votes. Broker non-votes on Proposals 1, 3, 4 and 5 will have no effect and will not be counted towards the vote total for any of those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 3, 4 and 5 are considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with those proposals.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The two nominees receiving the most “FOR” votes from the holders of shares, either present virtually at the meeting or represented by proxy, and entitled to vote on the election of directors will be elected; withheld votes will have no effect.	Not applicable	No effect

2	Charter Amendment	“FOR” votes from the holders of shares representing a majority of the votes cast on the proposal, either present virtually at the meeting or represented by proxy, and entitled to vote on the matter.	No effect	Not applicable(1)

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

3	Issuance of Shares of Common Stock upon the conversion of Series A Preferred Stock	“FOR” votes from the holders of a majority of the shares of Common Stock cast on the proposal, either present virtually at the meeting or represented by proxy, and entitled to vote on the matter. Pursuant to the rules of the Nasdaq Stock Market, shares of the Series A Preferred Stock are not entitled to vote on an as-converted to Common Stock basis on this proposal.	No effect	No effect

4	Approval of an amendment to the 2013 Plan.	“FOR” votes from the holders of shares representing a majority of the votes cast on the proposal, either present virtually at the meeting or represented by proxy, and entitled to vote on the matter.	No effect	No effect

5	Advisory “say-on-pay” vote on executive compensation	“FOR” votes from the holders of shares representing a majority of shares, either present virtually at the meeting or represented by proxy, and entitled to vote on the matter.	Against	No effect

6	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	“FOR” votes from the holders of shares representing a majority of shares, either present virtually at the meeting or represented by proxy, and entitled to vote on the matter.	Against	Not applicable(1)

(1)

This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

The presence at the Annual Meeting, in person virtually or represented by proxy, of the holders of a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-if-converted-to-Common-Stock basis, subject to the Maximum Percentage and the Cap with respect to the Series A Preferred Stock) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting at the Annual Meeting. Attendance at the Annual Meeting, albeit virtual, constitutes presence in person for purposes of a quorum. On the Record Date, there were 6,993,406 shares of Common Stock outstanding and entitled to vote and 1,391,674 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to Proposal 3, as described herein). Thus, the holders of 4,192,540 shares of Common Stock and Series A Preferred Stock (on an as-converted basis) must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/NERV2025. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining the existence of a quorum. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The notice and proxy statement and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. If, at the time of filling any vacancy, the directors then in office constitute less than a majority of the whole Board, upon application of any stockholder(s) holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, the Delaware Court of Chancery may order an election be held to fill such vacancies or to replace the directors chosen by the directors then in office.

The Board presently has six members. There are two directors in the class whose term of office expires on the date of the Annual Meeting. The nominees listed below are currently directors of the Company. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Dr. Inderjit Kaul to the Board on November 14, 2025 and approved Dr. Kaul as a director nominee for election as a Class II director at the Annual Meeting. Dr. Kaul was appointed pursuant to the Securities Purchase Agreement, as defined herein and as described in our Current Report on Form 8-K filed with the SEC on October 22, 2025, which description is incorporated herein by reference. If elected at the Annual Meeting, the nominees would serve until the 2028 annual meeting and until their respective successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors serving at the time of our 2024 Annual Meeting of Stockholders attended that meeting.

The following is a brief biography of the nominee for re-election and each director whose term will continue after the Annual Meeting:

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING

Dr. Fouzia Laghrissi-Thode, age 62, has served on our Board since May 2015. Dr. Laghrissi-Thode has held positions of leadership at AstraZeneca, Roche and Novartis in a broad range of therapeutic areas, including central nervous system, cardiovascular, metabolic disease and genito-urinary health. She is currently Chief Executive Officer and a member of the board of directors of DalCor Pharmaceuticals. Prior to joining DalCor, Dr. Laghrissi-Thode served as U.S. Vice President for the renal-cardio therapy area at AstraZeneca, Head of the South San Francisco site, and the chief executive officer of ZS Pharma, Inc. She was formerly vice president of the global cardiovascular and metabolism therapy area at AstraZeneca. Dr. Laghrissi-Thode holds an M.D. from the University of Tours School of Medicine in France, is board certified in psychiatry and was an adjunct professor of psychiatry at the University of Pittsburgh. Our Board believes that Dr. Laghrissi-Thode’s extensive experience in the pharmaceutical industry and field of psychiatry qualifies her to serve on our Board.

Dr. Inderjit Kaul, age 69, has served on our Board since November 2025. Dr. Kaul has been the Chief Medical Officer at Draig Therapeutics since May 2025, where he leads the development of an AMPA receptor positive allosteric modulator for the treatment of Major Depressive Disorder. Prior to that, Dr. Kaul was the Senior Vice President, Late Stage Clinical Development, Neuropsychiatry at Bristol Myers Squibb from March 2024 until May 2025, where he was responsible for developing and implementing the overall product development and clinical strategy for Cobenfy® for multiple indications including schizophrenia (adults and pediatrics), Bipolar Mania, Autism Spectrum Disorder, Post Marketing Requests and life cycle management. He led the development of a muscarinic agonist for the treatment of acute schizophrenia at Karuna Therapeutics from March 2020 until March 2024, resulting in FDA approval of Cobenfy®. His expertise spans multiple therapeutic areas with a focus in neuroscience. Dr. Kaul holds an M.D. and an MPH from Harvard University. Our Board believes that Dr. Kaul’s extensive experience as a pharmaceutical executive and his deep expertise in clinical development qualify him to serve on our Board.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEE.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Hans Peter Hasler, age 69, has served on our Board since December 2017. Until 2020, Mr. Hasler served as the Chief Executive Officer of Vicarius Pharma AG, a privately held company that provided strategic options to non-European bio-pharma companies bringing late-stage assets to the European market. He is also Senior Advisor at SBTech Global Advisory. His prior experience includes Elan Corporation, where he was Chief Operating Officer, and Biogen, Inc., where his positions included Chief Operating Officer, Executive Vice President, Head of Global Neurology and International. Previously, Mr. Hasler was at Wyeth Pharmaceuticals as Senior Vice President, Chief Marketing Officer and Managing Director of Wyeth Group Germany and General Manager, Wyeth-Lederle Switzerland, Austria and ECE. Mr. Hasler has served as Chairman of the Board of HBM Healthcare Investments AG, a SIX Swiss Exchange listed company, since 2009. Mr. Hasler has served as the Chairman of Shield Therapeutics, an AIM-listed specialty-pharma company, since September 2018, and as a Director of Gain Therapeutics, a Nasdaq-listed biotechnology company, since March 2021. Mr. Hasler holds a Federal Swiss Commercial Diploma and a Marketing Manager Certificate from the Swiss Institute of Business Economy SIB, Zurich, Switzerland. Our Board believes Mr. Hasler’s experience helping bring late-stage assets to market, as well as his overall experience in the biotech industry in positions of leadership qualifies him to serve as a member of our Board.

Dr. Remy Luthringer, age 64, has provided services to us since July 2010, first as a consultant and then as an employee beginning in May 2014. Dr. Luthringer was named our President and Chief Executive Officer in November 2014, and served as President until December 2017. He has served on our Board since November 2014. Dr. Luthringer previously served as an advisor to Medicxi Ventures, formerly Index Ventures Life Sciences, and before that served as an advisor to Index Ventures and as Chief Medical Officer to Index Life VI, a biotechnology fund raised by Index Ventures. Dr. Luthringer also serves on the board of directors of a number of private companies. He received his Ph.D. in Pharmacology and Neurosciences from University Louis Pasteur (France). Our Board believes that Dr. Luthringer should serve on our Board due to his extensive knowledge of our business as well as his corporate vision and operational knowledge, which provide strategic guidance to our Board.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING

Dr. David Kupfer, age 84, has served on our Board since November 2015. Dr. Kupfer is Distinguished Professor Emeritus of Psychiatry at the University of Pittsburgh School of Medicine, where he chaired that department for 26 years. He also chaired the American Psychiatric Association Task Force for the development of the Fifth Edition of the Diagnostic and Statistical Manual of Mental Disorders (“DSM-5”), which defines the criteria for the diagnosis and classification of mental disorders. Dr. Kupfer received his M.D. from Yale University in 1965. Our Board believes that Dr. Kupfer’s extensive experience in the field of psychiatry qualifies him to serve on our Board.

Jan van Heek, age 76, has served on our Board since July 2014. Mr. van Heek advises biotechnology and other healthcare companies in commercial strategy development, financing, and business development. He was previously a partner at BioPoint Group, a biotech consulting company. Prior to establishing BioPoint in 2009, Mr. van Heek spent over 18 years at Genzyme Corporation, a Sanofi pharmaceutical company, including as an Executive Vice President and Senior Advisor to the chief executive officer. Mr. van Heek also previously served as a board member and chairman of the Audit Committee of Amarin Corporation, a publicly traded biopharmaceutical company from 2010 to 2023. He was also a board member and chairman of the Audit Committee of ViaCell Corporation, a public company, from 2002 until it was sold to Perkin Elmer Corporation in 2007. He received an M.B.A. from St. Gallen University in Switzerland and an executive degree from Stanford Business School. Our Board believes that Mr. van Heek’s experience in the biotechnology industry and his executive experience, specifically his experience in executive officer positions at other companies in the biotechnology industry, as well as his service on other boards of directors, qualifies him to serve as a member of our Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD

As required under the listing standards of Nasdaq Stock Market LLC, or Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards and our Corporate Governance Guidelines: Hans Peter Hasler, Dr. David Kupfer, Dr. Fouzia Laghrissi-Thode, and Jan van Heek. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Dr. Luthringer is not considered independent because he is an executive officer of the Company and Dr. Kaul provides us with consulting services pursuant to a consulting agreement described under “Transactions with Related Persons Related Person Transactions Policy and Procedures.”

There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

The Company’s Board of Directors is currently chaired by the Chief Executive Officer of the Company, Dr. Luthringer. The Board has also appointed Dr. Kupfer as lead independent director.

The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose and provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer).

The Board appointed Dr. Kupfer as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Board Chair.

R
OLE
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OARD
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VERSIGHT
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. The Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board.
Our Audit Committee has the responsibility to review and discuss with management, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements in addition to oversight of the performance of our internal audit function. Areas of focus for the Audit Committee include policies and other matters relating to our investments, cash management, financial risk exposures, the adequacy and effectiveness of our information security policies and practices in addition to oversight of cybersecurity management. Our Nominating and Corporate Governance Committee is responsible for developing our corporate governance principles, and periodically reviews these principles and their application, to ensure the effectiveness of our corporate governance structure and mitigate any major legal compliance risk exposures. Our Compensation Committee reviews our practices and policies of compensation plans, policies and programs as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us.
P
ROHIBITIONS
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RANSACTIONS
Under the terms of our insider trading policy, our officers and directors are prohibited from short-selling our securities and are prohibited from holding our securities in a margin account. In addition, none of our directors or officers may pledge our securities as collateral for a loan, or buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities, at any time, without the approval of the Audit Committee.
I
NSIDER
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OLICY
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers and employees. A copy of our insider trading policy is filed as an exhibit to our Annual Report. In addition, it is our practice to comply with the applicable laws and regulations relating to insider trading.
M
EETINGS
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OARD
The Board met eight times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.
I
NFORMATION
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EGARDING
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OMMITTEES
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The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2024 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Hans Peter Hasler	X		X		X
Jeryl Hilleman	X	*(1)
Dr. David Kupfer	X	(2)	X		X	*
Dr. Fouzia Laghrissi-Thode			X	*
Dr. Remy Luthringer
Jan van Heek	X	*(3)
Total meetings in 2024 fiscal year	4		3		0

*	Committee Chairperson

(1)	Ms. Hilleman served as the Chairperson of the Audit Committee until her resignation from the Board effective August 6, 2024.

(2)	Dr. Kupfer was appointed as a member of the Audit Committee following Ms. Hilleman’s resignation, effective August 6, 2024.

(3)	Mr. van Heek was appointed as the Chairperson of the Audit Committee following Ms. Hilleman’s resignation, effective August 6, 2024.

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things, evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited consolidated financial statements and quarterly unaudited consolidated financial statements with management and the independent registered public accounting firm. In 2024, the Audit Committee met four times.

The Audit Committee is currently composed of three directors: Mr. van Heek (Chair), Mr. Hasler and Dr. Kupfer. The Board has adopted a written Audit Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that Messrs. van Heek and Hasler and Dr. Kupfer are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the Nasdaq listing standards).

The Board has also determined that Mr. van Heek qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. van Heek’s level of knowledge and experience based on a number of factors, including his formal education and experience serving on audit committees for public reporting companies. The Board has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Report of the Audit Committee of the Board(1)

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with the management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,

The Audit Committee of the Board of Directors

Mr. Jan van Heek, Chair
Mr. Hans Peter Hasler Dr. David Kupfer

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors: Dr. Laghrissi-Thode (Chair), Mr. Hasler and Dr. Kupfer. The Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and Rule 10C-1 of the Exchange Act, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has adopted a written Compensation Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Compensation Committee of the Board acts on behalf of the Board to review, adopt, and oversee the Company’s compensation strategy, policies, plans and programs, including: to establish corporate and individual performance objectives relevant to the compensation of the Company’s executive officers; to review and approve of the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; to review and adopt or make recommendations to the Board in respect of any employment agreements or severance or change-in-control arrangements for the Company’s Chief Executive Officer and other executive officers; to administer the Company’s incentive and equity-based compensation plans; to review and recommend to the Board a succession plan for the Company’s Chief Executive Officer and other executive officers; and to review the compensation of the Company’s non-employee directors and recommend any proposed changes to the Board.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least twice annually, and with greater frequency if necessary. In 2024, the Compensation Committee met three times. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee has full access to all books, records, facilities, and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Radford as its compensation consultant. The Compensation Committee requested that Radford:

•

evaluate the efficacy of and assist in refining the Company’s overall compensation philosophy and practices, including as related to base pay, bonus percentage, and the Company’s equity incentive and long-term incentive plans, to support and reinforce the Company’s long-term strategic goals; and

•	review executive and outside director compensation in comparison to peer data and best market practices.

As part of its engagement, Radford reviewed a peer group of publicly traded companies in the life sciences industry at a stage of development, market capitalization, and size comparable to ours, which companies the Compensation Committee believed were generally comparable to us and against which the Compensation Committee believed we competed for executive talent. Radford ultimately developed broad based recommendations using benchmarks that were presented to the Compensation Committee for its consideration.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more committee meetings. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, adjustments to the compensation of existing executives, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer for the Compensation Committee’s approval. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee in consultation with the Board, which determines any adjustments to his compensation as well as equity awards to be granted. Some of the key factors the Compensation Committee considers in making pay decisions are as follows: historical compensation levels, relative position to the market, internal equity, individual and Company performance, strategic importance of role, and retention risk, among others.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible, among other things, for identifying candidates qualified to serve as directors of the Company (consistent with criteria approved by the Board), recommending to the Board candidates for election as directors and the composition of each of the committees of the Board, overseeing the evaluation of the Board and its committees, and developing the Company’s corporate governance policies. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2024, but transacted the Nominating and Corporate Governance Committee business via unanimous written consents.

The Nominating and Corporate Governance Committee is composed of two directors: Dr. Kupfer (Chair) and Mr. Hasler. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including possessing the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment, and the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm to identify qualified director candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation addressed to our Corporate Secretary at 1500 District Avenue, Burlington, MA 01803 at least 120 days prior to the anniversary date of the mailing of our proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Our Nominating and Corporate Governance committee will consider stockholder recommendations of director candidates, so long as they comply with applicable law and our Bylaws, which procedures are summarized below, and will review the qualifications of any such candidate in accordance with the criteria described above. Stockholders who wish to recommend individuals for consideration by our Nominating and Corporate Governance Committee to become nominees for election to our Board should do so by delivering a written recommendation to our Nominating and Corporate Governance Committee at c/o Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803, Attention: Corporate Secretary. See “When are stockholder proposals and director nominations due for next year’s annual meeting?” for information regarding the requirements for submitting any such recommendation. For additional information about our director nomination requirements, please see our Bylaws.

Any interested person may communicate directly with the Chair of our Board or the non-management or independent directors as a group. Persons interested in communicating directly with the independent or non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent or non-management directors generally, in care of Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803, Attention: Corporate Secretary. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

These communications may be reviewed by one or more employees of the Company designated by the Board, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company’s Whistleblower Policy that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics, or the Code of Ethics, which applies to all officers, directors, and employees. The Code of Ethics is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code of Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2 APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CAPITAL STOCK

The Board has recommended an increase in the aggregate number of shares we are authorized to issue, including shares of common stock, par value $0.0001 per share (the “Common Stock”), from 125,000,000 to 250,000,000 (the “Authorized Share Increase”). The Board is requesting stockholder approval of an amendment to the Company’s Certificate of Incorporation to effect the Authorized Share Increase. If the amendment is adopted, the Authorized Share Increase will become effective upon filing of a certificate of amendment of the Company’s amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware. No further stockholder authorization would be required prior to the issuance of such shares by the Company, except where stockholder approval is required under Delaware corporate law or the rules of The Nasdaq Stock Market LLC. The form of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached as Appendix A to this proxy statement.

All shares of Common Stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights.

As of October 23, 2025, 6,993,406 shares of Common Stock were outstanding. As of October 23, 2025, 1,620,125 shares of Common Stock were reserved for issuance upon the exercise or settlement of equity awards granted and 127,679 shares of Common Stock remained available for issuance in connection with future awards under our Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”). If Proposal 4 described herein is approved by our stockholders, then an additional 12,500,000 shares of Common Stock will be reserved under the 2013 Plan for future issuance. In addition, subject to approval of Proposal 3, 94,600,000 shares of Common Stock must be reserved for issuance upon the conversion of the Series A Preferred Stock, assuming full exercise of the Preferred Tranche A Warrants and the Preferred Tranche B Warrants (as defined below) without regard to any beneficial ownership conversion limitations. As of October 23, 2025, there were also 575,575 shares of Common Stock reserved for issuance upon exercise of outstanding pre-funded warrants to purchase Common Stock. Accordingly, without the Authorized Share Increases we currently expect to have only approximately 8.2 million shares of Common Stock that are unreserved and available for future issuances. The proposed amendment to our Amended and Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 125,000,000 shares to 250,000,000 shares. This amendment would result in a corresponding increase in our total authorized capital stock, which includes Common Stock and Preferred Stock, from 225,000,000 shares to 350,000,000 shares.

Reasons for the Increase in Authorized Shares

We have not received any regulatory approvals to commercialize any of our product candidates, and we have not generated any revenue from the sales or license of our product candidates. We have incurred significant operating losses since inception and expect to continue to incur net losses and negative cash flows from operating activities for the foreseeable future in connection with the clinical and regulatory activities associated with advancing our product candidates. As of September 30, 2025 and December 31, 2024, we had an accumulated deficit of $405.1 million and $395.4 million, respectively. For the nine months ended September 30, 2025, we recorded net loss of $9.8 million. On October 23, 2025, we closed the Private Placement as defined and described in Proposal 3 below, resulting in initial upfront gross proceeds of $80 million in exchange for shares of our Series A Preferred Stock. However, we will require additional capital in the long-term to advance the development, regulatory approval process and potential commercialization of roluperidone and other potential product candidates that we may develop in the future.

As of the date of this Proxy Statement, other than future issuances under the 2013 Plan (including any additional shares available pursuant to Proposal 4 and any issuances upon the exercise or settlement of outstanding equity awards), issuances of shares of Common Stock upon conversion of our Series A Preferred Stock (subject to approval of Proposal 3), and issuances of shares of Common Stock upon exercise of outstanding warrants of the Company, the Company currently has no plans or arrangements to issue the additional authorized shares of Common Stock or Preferred Stock that would be available as a result of the approval of this Proposal 2. Our Board believes it is appropriate to increase our authorized shares of Common Stock and Preferred Stock to provide us with additional flexibility to promptly and appropriately use our Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.

In this regard, if the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. If this Proposal 2 is not approved, we may not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if Proposal 2 is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 2, the number of shares of capital stock the Company is authorized to issue will not be increased, and we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

The Board believes that the proposed increase in authorized capital stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue financing transactions that were key to enabling the support of our operations while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal 2, we will not have sufficient unissued and unreserved authorized shares of Common Stock to support the development needed for roluperidone and any development of other product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the current outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended and Restated Certificate of

Incorporation as amended from time to time, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL 2)

PROPOSAL 3 APPROVAL OF CONVERSION OF SERIES A PREFERRED STOCK

General

On October 21, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to issue and sell, in a private placement (the “Private Placement”), (i) 80,000 shares of Series A Preferred Stock, (ii) tranche A warrants (the “Preferred Tranche A Warrants”) to acquire up to 80,000 shares of Series A Preferred Stock and (iii) tranche B warrants (the “Preferred Tranche B Warrants,” together with the Preferred Tranche A Warrants, the “Warrants”) to acquire up to 40,000 shares of Series A Preferred Stock. The Private Placement closed on October 23, 2025. Until stockholder approval of this proposal is obtained, the Series A Preferred Stock will rank senior to our Common Stock and all other classes or series of our equity securities with respect to dividend rights and rights upon any voluntary or involuntary liquidation, dissolution, or winding up of the Company. Following stockholder approval, the Series A Preferred Stock will rank pari passu with our Common Stock with respect to these rights.

Subject to the terms and limitations contained in the Certificate of Designation, the Series A Preferred Stock issued in the Private Placement will not become convertible until our stockholders approve the issuance of all Common Stock issuable upon conversion of the Series A Preferred Stock, including upon conversion of any Series A Preferred Stock issuable upon the exercise of the Warrants (the “Conversion Stockholder Approval”).

Pursuant to the Securities Purchase Agreement, as soon as practicable following the receipt of the Conversion Stockholder Approval (and in any event no later than fifteen (15) days thereafter) (the “Filing Date”), we must file a registration statement on Form S-3 providing for the resale by the Investors of shares of Common Stock issuable upon conversion of the Registrable Shares (as defined in the Securities Purchase Agreement, as applicable) and to use commercially reasonable efforts to have the registration statement declared effective within twenty-one (21) days following the Filing Date (or, in the event that the staff of the SEC reviews and has written comments to such registration statement, within forty-five (45) days following the Filing Date). We further agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Shares have been resold, or there remains no Registrable Shares.

Description of Series A Preferred Stock

Conversion

Following stockholder approval of this proposal, on the first trading day after the announcement of such approval is obtained, each share of Series A Preferred Stock will automatically convert into the number of shares of Common Stock equal to the quotient of (A) the Original Per Share Price (as defined in the Certificate of Designation) divided by (B) the Conversion Price (as defined in the Certificate of Designation), rounded down to the nearest whole share (the “Automatic Conversion”), subject to certain beneficial ownership limitations. These limitations prohibit a holder of Series A Preferred Stock from converting shares into Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a percentage specified by each Investor of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”). Any shares of Series A Preferred Stock that are not converted as a result of the Beneficial Ownership Limitation will remain outstanding and will be convertible, at any time and from time to time, at the option of the holder, into the number of shares of Common Stock pursuant to the Certificate of Designation, subject to the Beneficial Ownership Limitation and only to the extent the limitation no longer applies. Prior to stockholder approval, the Series A Preferred Stock is not convertible.

Voting Rights

In addition to such voting rights as are provided by applicable law, the special voting rights described below under “Protective Provisions” and upon certain triggering events customary for Nasdaq-listed companies, holders of the Series A Preferred Stock will be entitled to vote together with the Common Stock on all matters submitted to a vote of the common stockholders, unless prohibited by (i) applicable laws or (ii) Nasdaq stock exchange rules or regulations. Holders of the Series A Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis as determined by dividing the Original Per Share Price with respect to such shares of Series A Preferred Stock by the Conversion Price. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series A Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders; provided, however, that to the extent required under Nasdaq rules, unless and until the Company has obtained the Conversion Stockholder Approval, the Series A Preferred Stock shall be entitled to vote, on an aggregate basis, that number of shares equal to 19.9% of the Company’s outstanding Common Stock (the “Cap”) as of the signing date of the Securities Purchase Agreement.

Dividends

Prior to the Conversion Stockholder Approval, the Series A Preferred Stock will be senior to the Common Stock and all other series or classes of stock and equity securities of us with respect to dividend rights. Following the Conversion Stockholder Approval, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and we shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock (other than a stock dividend on the Common Stock payable solely in the form of additional shares of Common Stock). No other dividends shall be paid on shares of the Series A Preferred Stock. Dividends shall be paid only if, when and as declared by the Board.

Liquidation and Dissolution

Prior to the Conversion Stockholder Approval, in the event of any voluntary or involuntary liquidation, dissolution or winding up of us, including a change of control transaction (any such event, a “Liquidation”) the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of us available for distribution to our stockholders, and in the event of a Liquidation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Liquidation or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of us by reason of their ownership thereof, an amount per share equal to (i) two times (2X) the Original Per Share Price, together with any dividends declared but unpaid thereon (the “Liquidation Preference”) plus (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth herein or otherwise) pursuant to the Certificate of Designation immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”). If upon any such Liquidation, the assets of the Company available for distribution to our stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full Liquidation Preference, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series A Liquidation Amount, the remaining assets of us available for distribution to our stockholders or, in the case of a Liquidation, the consideration not payable to the holders of shares of Series A Preferred Stock pursuant to the paragraph above shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

Following the Conversion Stockholder Approval, upon any Liquidation, the assets of us available for distribution to our stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth herein or otherwise. For the avoidance of doubt, following the Conversion Stockholder Approval, there will be no Liquidation Preference on the shares of Series A Preferred Stock.

Protective Provisions

For so long as at least 30% of the Series A Preferred Stock remains outstanding, neither we nor any of our subsidiaries may take any of the following actions without the consent of holders of a majority of the then-outstanding shares of Series A Preferred Stock:

1.	Enter into or consummate any sale transaction;

2.	Materially change the nature of our business;

3.	Amend or waive any provisions of our organizational documents in a manner that adversely and disproportionately affects the rights, preferences, privileges, or powers of the Series A Preferred Stock;

4.	Issue additional equity securities senior to or pari passu with the Series A Preferred Stock;

5.

Pay any dividends on our Common Stock or any equity securities junior to or pari passu with the Series A Preferred Stock, or repurchase any equity interests (other than repurchases of, or dividends paid on, the Series A Preferred Stock or dividends paid solely in the form of equity securities junior to the Series A Preferred Stock);

6.	Incur additional indebtedness in excess of $500,000;

7.	Enter into transactions with affiliates, subject to certain customary exceptions;

8.	Sell or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

9.	Enter into any corporate strategic relationship involving the payment or contribution by us greater than $500,000.

These protective provisions will terminate upon receipt of stockholder approval of this proposal.

Redemption

If stockholder approval of this proposal is not obtained within one year following the closing of the Private Placement, each purchaser will have the right, at any time during the three-year period following the closing, to require us to redeem its shares of Series A Preferred Stock for cash at a price equal to the then liquidation preference per share, subject to any (i) appliable laws or (ii) Nasdaq exchange rules or regulations.

Description of the Warrants

Each Preferred Tranche A Warrant has an exercise price of $1,000 and may only be exercised for cash. The Preferred Tranche A Warrants are immediately exercisable as of the closing date of the Private Placement for an aggregate of 80,000 shares of Series A Preferred Stock until the tenth day following the date of our public announcement that we have achieved, on a statistically significant basis, the primary endpoint of our Phase 3 confirmatory trial of roluperidone in schizophrenia at the 12-week timepoint (the “Milestone Event”).

Each Preferred Tranche B Warrant has an exercise price of $1,000 and may be exercised by a cashless exercise. The Preferred Tranche B Warrants are exercisable for an aggregate of 40,000 shares of Series A Preferred Stock commencing on the earlier of (i) our public announcement of the Milestone Event and (ii) the three year anniversary of the closing date of the Private Placement. The Preferred Tranche B Warrants will expire on the four (4)-year anniversary of the closing date of the Private Placement.

The Warrants are subject to forfeiture in the event the applicable Investor engages in any Short Sales (as defined in the Securities Purchase Agreement) involving our securities during the 48-months period following the closing date of the Private Placement. In addition, the shares underlying Tranche B Warrants are subject to reduction if the applicable Investor sells or transfers any shares of Series A Preferred Stock or shares of Common Stock received upon conversion of the Series A Preferred Stock before the Exercisability Date (as defined therein), except to affiliates for no consideration.

Reasons for Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as defined in the Nasdaq Listing Rules). Because the purchase price of the securities issued in the Private Placement was less than the Minimum Price and the conversion of the Series A Preferred Stock, including upon conversion of any shares of Series A Preferred Stock issuable upon the exercise of the Warrants, would result in the issuance of more than 20% of our outstanding shares of Common Stock, Nasdaq Listing Rule 5635(d) is implicated by the issuance of such securities. Thus, in order to permit the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, we must first obtain the Conversion Stockholder Approval. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit the issuance of the maximum number of shares of Common Stock pursuant to the terms of the Certificate of Designation for the Series A Preferred Stock and the Warrants, as applicable.

If this Proposal 3 is not approved by our stockholders, then pursuant to the terms of the Securities Purchase Agreement, we are required to submit the Conversion Stockholder Approval for approval by our stockholders at least annually until such approval is obtained.

Effect of the Proposal

In the event that our stockholders approve this Proposal 3 at the Annual Meeting, each share of outstanding Series A Preferred Stock will automatically convert into 473 shares of our Common Stock, representing a conversion price of $2.11 per share (rounded down to the nearest whole share), on the first trading day following the announcement of the Conversion Stockholder Approval, subject to the terms and limitations contained in the Certificate of Designation, including that shares of Series A Preferred Stock shall not be convertible if the conversion would result in a holder beneficially owning more than its Maximum Percentage as of the applicable conversion date.

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF CONVERSION OF SERIES A PREFERRED STOCK (PROPOSAL 3)

PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

In November 2025, our Board approved an amendment to the Minerva Neurosciences, Inc. Amended and Restated 2013 Equity Incentive Plan, or the 2013 Plan, subject to stockholder approval. We refer to the 2013 Plan, as amended by the Board in November 2025, as the Amended 2013 Plan throughout this proxy statement. References in this proposal to our Board of Directors include the Compensation Committee of the Board where applicable.

The Amended 2013 Plan contains the following material changes from the 2013 Plan:

•	the Amended 2013 Plan provides that an additional 12,500,000 shares may be issued pursuant to stock awards granted under the Amended 2013 Plan; and

•	the Amended 2013 Plan increases the maximum number of shares that may be issued upon the exercise of incentive stock options by 37,500,000 shares.

In this Proposal 4, our Board of Directors is requesting stockholder approval of the Amended 2013 Plan, including the increase to the number of shares of Common Stock authorized for issuance under the Amended 2013 Plan by 12,500,000 shares. As of October 23, 2025, approximately 2,078,917 shares were authorized for issuance under the 2013 Plan. If stockholder approval of this Proposal 4 is obtained, therefore, an aggregate of approximately 14,578,917 shares will be authorized for issuance under the Amended 2013 Plan, less the number of shares of our Common Stock subject to outstanding awards granted under the 2013 Plan that on or following the effective date of the Amended 2013 Plan. Our Board of Directors believes that the Amended 2013 Plan is an integral part of our long-term compensation philosophy and the Amended 2013 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Why We Are Asking Our Stockholders to Approve the Amended 2013 Plan

Currently, we maintain the 2013 Plan to grant equity awards to our employees, non-employee directors and consultants. We are seeking stockholder approval of the Amended 2013 Plan primarily to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent.

We have experienced substantial changes to our capital structure. In October 2025, we closed the Private Placement pursuant to the Securities Purchase Agreement described in Proposal 3. Pursuant to the Private Placement and the Authorized Share Increase described in Proposal 2, if approved by our stockholders, our shares of Common Stock on a fully diluted basis will increase by approximately 1,129%. “Fully diluted basis” for these purposes means our outstanding shares of Common Stock, on an as-converted basis, including each share of Common Stock issuable upon conversion of our Series A Preferred Stock, assuming full exercise of our Preferred Tranche A Warrants and Preferred Tranche B Warrants without regard to any beneficial ownership conversion limitations, shares of Common Stock issuable upon exercise of outstanding pre-funded warrants, and shares of Common Stock issuable upon the exercise or settlement of equity awards granted under our equity incentive plans. For purposes of the remainder of this Proposal 4, “fully diluted basis” assumes stockholder approval of the Authorized Share Increase and the Conversion of Series A Preferred Stock as described in Proposal 2 and Proposal 3, respectively.

Equity incentives are key to retaining key talent to drive our business forward. We believe that equity awards are a key element underlying our ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully and implement our plans to advance the clinical programs of roluperidone. Equity awards align the interests of our key personnel with those of our stockholders and we believe equity awards are a substantial contributing factor to our success and the future growth of our business.

Current equity holdings and reserves are inadequate. We believe that the shares currently available for grant under the 2013 Plan will be insufficient to meet our anticipated retention and recruiting needs under our current capital structure. As of October 23, 2025, shares remaining available for future grant under the 2013 Plan represented approximately 0.1% of our shares of Common Stock on a fully diluted basis and all outstanding stock awards (which consist of stock options, restricted stock unit and performance restricted stock units) covered approximately 1.6% of our shares of Common Stock on a fully diluted basis. Further, approximately 53.5% of the outstanding options held by employees and consultants, including our executive officers, are “underwater” as of October 23, 2025, meaning the exercise price per share of each of those options is greater than our current stock price as of October 23, 2025 and have been “underwater” for multiple years. Our Compensation Committee and our Board feel these equity incentive holdings are inadequate to retain and motivate these key individuals critical to our continued success.

Approval of the Amended 2013 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board or Compensation Committee. The Amended 2013 Plan will also allow us to continue to utilize a broad array of equity incentives in order to secure and retain the services of our employees, non-employee directors and consultants, and to continue providing long-term incentives that align the interests of our employees, non-employee directors and consultants with the interests of our stockholders.

If this Proposal 4 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the Amended 2013 Plan will not exceed the sum of (i) 12,500,000 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2013 Plan as of immediately prior to the effective date of the Amended 2013 Plan and (iii) certain shares subject to outstanding awards granted under the 2013 Plan that may become available for issuance under the Amended 2013 Plan, as such shares become available from time to time (as further described below in “Description of the Amended 2013 Plan—Shares Available for Awards”).

Effect of Stockholder Approval

If this Proposal 4 is approved by our stockholders, the Amended 2013 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the Amended 2013 Plan will not become effective and the 2013 Plan will continue to be effective in accordance with its current terms.

Why You Should Vote to Approve the Amended 2013 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Therefore, the Board believes that the Amended 2013 Plan is in the best interests of our business and our stockholders and recommends a vote in favor of this Proposal 4.

The Amended 2013 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, non-employee directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock. In addition, we believe equity awards encourage employee ownership of our Common Stock and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards

Our compensation philosophy reflects broad-based eligibility for equity awards, and we have historically granted awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, non-employee directors and consultants.

The Size of Our Share Reserve Increase Request Is Reasonable

If our request to increase the share reserve of the Amended 2013 Plan by 12,500,000 shares is approved, we will have approximately 14,578,917 shares authorized for issuance after the Annual Meeting. We believe that such number of shares will be sufficient to attract, retain and motivate employees for the next two years. The size of our request is also reasonable in light of the equity granted to our employees and directors over the last three years.

The Amended 2013 Plan Combines Compensation and Governance Best Practices

The Amended 2013 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•

Stockholder approval is required for additional shares. The Amended 2013 Plan does not contain an annual “evergreen” provision. The Amended 2013 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares.

•

No liberal share recycling. The following shares will not become available again for issuance under the Amended 2013 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of awards.

•

Repricing is not allowed. The Amended 2013 Plan prohibits the repricing of outstanding stock options and stock appreciation rights, and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards under the Amended 2013 Plan, without prior stockholder approval.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2013 Plan must have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

•

Minimum Vesting Requirement. No award granted following the date stockholders approve the Amended 2013 Plan may vest until at least 12 months following the date of grant of the award, except that (i) the shares of our Common Stock up to 5% of the share reserve of the Amended 2013 Plan may be issued pursuant to awards granted under the Amended 2013 Plan that do not meet the minimum vesting requirements, (ii) awards may be granted as substitute awards in replacement of other awards that were scheduled to vest within the 12-month period following the grant date, (iii) awards may be granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the 12-month period following the grant date, (iv) the vesting of awards may accelerate within 12 months following the grant date in connection with a change in control, and (v) the Board retains the discretionary authority to accelerate the vesting of awards granted under the Amended 2013 Plan.

•

Limit on non-employee director compensation. The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any annual period, including awards granted under the Amended 2013 Plan and cash fees paid to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such annual period, $750,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

•

Restrictions on dividends and dividend equivalents. The Amended 2013 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

•

Awards subject to forfeiture/clawback. Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•

Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, which is defined under the Amended 2013 Plan as (i) the participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) the participant’s intentional, material violation of any contract or agreement between the participant and the Company or of any statutory duty owed to the Company; (iii) the participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) the participant’s gross misconduct, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising his or her stock options and stock appreciation rights.

•

No liberal change in control definition. The change in control definition in the Amended 2013 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2013 Plan to be triggered.

•	No accelerated vesting of assumed awards upon change in control. The Amended 2013 Plan does not provide for accelerated vesting of awards that are assumed by an acquirer upon a change in control.

•

Material amendments require stockholder approval. Consistent with Nasdaq rules, the Amended 2013 Plan requires stockholder approval of any material revisions to the Amended 2013 Plan. In addition, certain other amendments to the Amended 2013 Plan require stockholder approval.

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 2013 EQUITY INCENTIVE PLAN (PROPOSAL 4)

DESCRIPTION OF THE AMENDED 2013 PLAN

The material features of the Amended 2013 Plan are described below. The following description of the Amended 2013 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2013 Plan. Stockholders are urged to read the actual text of the Amended 2013 Plan in its entirety, which is attached to this proxy statement as Appendix B.

Purpose

The Amended 2013 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our Common Stock. The Amended 2013 Plan is also designed to align employees’ interests with stockholder interests.

Types of Awards

The terms of the Amended 2013 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the Amended 2013 Plan will not exceed the sum of (i) 12,500,000 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2013 Plan as of immediately prior to the effective date of the Amended 2013 Plan and (iii) the Returning Shares (as defined below), as such shares become available from time to time.

The “Returning Shares” are shares of our Common Stock subject to outstanding awards granted under the 2013 Plan that on or following the effective date of the Amended 2013 Plan: (i) are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) are not issued because such award or any portion thereof is settled in cash; or (iii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares.

The following actions will not result in an issuance of shares of our Common Stock under the Amended 2013 Plan and accordingly will not reduce the number of shares of our Common Stock available for issuance under the Amended 2013 Plan: (i) the expiration or termination of any portion of an award granted under the Amended 2013 Plan without the shares covered by such portion of the award having been issued or (ii) the settlement of any portion of an award granted under the Amended 2013 Plan in cash. If any shares of our Common Stock issued pursuant to an award granted under the Amended 2013 Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares or if any shares, then such shares will also become available again for issuance under the Amended 2013 Plan.

Any shares of our Common Stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award will no longer be available for issuance under the Amended 2013 Plan, including any shares subject to an award that are not delivered to a participant because such award is settled through a reduction of shares subject to such award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award, or any shares repurchased by us on the open market with the proceeds from the exercise or purchase price of an award will no longer be available for issuance under the Amended 2013 Plan.

The closing price of our Common Stock, as reported on Nasdaq Capital Market on October 23, 2025 was $4.87 per share.

Eligibility

All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2013 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2013 Plan only to our (including our affiliates’) employees.

As of October 23, 2025, we (including our affiliates) had seven employees, four non-employee directors and one consultant.

Administration

The Amended 2013 Plan will be administered by our Board, which may in turn delegate some or all of the administration of the Amended 2013 Plan to a committee or committees composed of members of the Board. Our Board has delegated concurrent authority to administer the Amended 2013 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purpose of this Proposal 4.

Subject to the terms of the Amended 2013 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and subject to the limitations set forth below, the terms and conditions of awards granted under the Amended 2013 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2013 Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our Common Stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Under the Amended 2013 Plan, unless our stockholders have approved such an action within 12 months prior to such an event, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by (1) reducing the exercise or strike price of the stock option or stock appreciation right or (2) canceling any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other awards.

Minimum Vesting Requirements

No award granted following the date stockholders approve the Amended 2013 Plan may vest until at least 12 months following the date of grant of the award, except that (i) the shares of our Common Stock up to 5% of the share reserve of the Amended 2013 Plan may be issued pursuant to awards granted under the Amended 2013 Plan that do not meet the minimum vesting requirements, (ii) awards may be granted as substitute awards in replacement of other awards that were scheduled to vest within the 12-month period following the grant date, (iii) awards may be granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the 12-month period following the grant date, (iv) the vesting of awards may accelerate within 12 months following the grant date in connection with a change in control under the Amended 2013 Plan, and (v) the Board retains the discretionary authority to accelerate the vesting of awards granted under the Amended 2013 Plan.

Dividends and Dividend Equivalents

The Amended 2013 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest. Subject to the foregoing, the Amended 2013 Plan further provides that dividends or dividend equivalents may be paid or credited to shares of our Common Stock subject to a restricted stock award or restricted stock unit award granted under the Amended 2013 Plan, as determined by the Plan Administrator and specified in the applicable award agreement.

Limit on Non-Employee Director Compensation

The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including awards granted under the Amended 2013 Plan and cash fees paid to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such annual period, $750,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Stock Options

Stock options may be granted under the Amended 2013 Plan pursuant to stock option agreements. The Amended 2013 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2013 Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2013 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than for cause (as defined in the Amended 2013 Plan) or the participant’s death or disability (as defined in the Amended 2013 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any Common Stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the Amended 2013 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2013 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2013 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2013 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2013 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third-party financial institution for value.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs under the Amended 2013 Plan is 43,736,751 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2013 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in Common Stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than

100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2013 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2013 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2013 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The Amended 2013 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the Amended 2013 Plan are, for a performance period, the one or more goals established by the Plan Administrator for the performance period based upon the performance criteria that the Plan Administrator will select.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of the performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for filing, review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.

In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period and to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goal.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our Common Stock may be granted either alone or in addition to other awards under the Amended 2013 Plan. Subject to the terms of the Amended 2013 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our Common Stock to be granted and all other terms and conditions of such other awards.

Clawback Policy

Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts.

In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our Common Stock subject to the Amended 2013 Plan; (ii) the class(es) and maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of shares of our Common Stock and the exercise, strike or purchase price per share of our Common Stock subject to outstanding awards.

Change in Control

The following applies to each outstanding award under the Amended 2013 Plan in the event of a change in control (as defined in the Amended 2013 Plan and described below), unless provided otherwise in the applicable award agreement, in any other written agreement between a participant and the Company or an affiliate, or in any director compensation policy of the Company.

In the event of a change in control, any awards outstanding under the Amended 2013 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company) (such entity, the “acquiring entity”), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the acquiring entity. If the acquiring entity does not assume, continue or substitute for such awards, then with respect to any such awards that are held by participants who are employees or non-employee directors and, in each case, whose continuous service has not terminated prior to the effective time of the change in control (such participants, the “current participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance as of the date of the change in control) to a date prior to the effective time of the change in control (contingent upon the effectiveness of the change in control), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the change in control, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the change in control), and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) at or prior to the effective time of the change in control, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the change in control.

In the event an award will terminate if not exercised at or prior to the effective time of a change in control, the Plan Administrator may provide that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any exercise price payable by such holder in connection with such exercise.

For purposes of the foregoing, an “assumed award” generally means any outstanding award under the Amended 2013 Plan that was assumed or continued, or any outstanding similar award that was granted in substitution for an award under the Amended 2013 Plan, in each case by the acquiring entity in connection with the applicable change in control.

Under the Amended 2013 Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a merger, consolidation or similar transaction in which our stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) our stockholders approve or our Board approves our complete dissolution or liquidation, or our complete dissolution or liquidation otherwise occurs; (4) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (5) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the Amended 2013 Plan was adopted by our Compensation Committee (the “incumbent Board of Directors”), or whose nomination, appointment, or election was not approved by a majority of the incumbent Board of Directors still in office.

Amended 2013 Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the Amended 2013 Plan at any time. However, except as otherwise provided in the Amended 2013 Plan, no amendment or termination of the Amended 2013 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2013 Plan as required by applicable law and listing requirements. Unless terminated sooner by the Board, the Amended 2013 Plan will automatically terminate on earliest to occur of (i) April 20, 2028, (ii) the date on which all shares available for issuance under the Amended 2013 Plan have been issued as fully vested shares or (iii) the termination of all outstanding awards in connection with a change in control.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2013 Plan. The Amended 2013 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2013 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the

Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2013 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Benefits under Amended 2013 Plan

No awards that may be made under the Amended 2013 Plan to any of the named executive officers are currently determinable, as there are no guaranteed or contractually required awards. Future grants to the named executive officers are subject to approval of our Board or the applicable committee. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors annually is eligible to receive an annual option grant to purchase 4,750 shares of Common Stock per year (the “Annual Grant”), and each newly elected non-employee director is eligible to receive an initial option grant to purchase 9,500 shares of our Common Stock. The aggregate number of shares subject to such Annual Grants that will automatically be granted to all of our current directors who are not executive officers as a group on the date of our Annual Meeting will be 19,000 shares (which such number excludes Dr. Kaul, who was appointed as a director in November 2025 and will not receive an Annual Grant at the Annual Meeting). Upon his election to the Board, Dr. Kaul received an initial option grant to purchase 9,500 shares of our Common Stock. After the date of the Annual Meeting, any such awards will be granted under the Amended 2013 EIP if this Proposal 4 is approved by our stockholders. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation—Non-Employee Director Compensation Plan.”

Amended 2013 Plan Benefits

The following table shows, for each of the named executive officers and the various groups indicated below, the total number of shares of our Common Stock subject to stock awards that have been granted (even if not currently outstanding) under the 2013 Plan since it became effective through October 23, 2025 (excluding Dr. Kaul, who was appointed as a director in November 2025):

Name and position	Number of shares

Dr. Remy Luthringer	890,278
Chief Executive Officer

Geoffrey Race	557,734
President

Frederick Ahlholm	275,415
Chief Financial Officer

All current executive officers as a group (3 persons)	1,723,427

All current directors who are not executive officers as a group (4 persons)	178,054

All employees and consultants, including all current officers who are not executive officers, as a group (6 persons)	863,790

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 2013 EQUITY INCENTIVE PLAN (PROPOSAL 4)

PROPOSAL 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules.

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers is disclosed in the sections entitled “Executive Compensation” and Director Compensation” below, including the compensation tables and narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and to motivate these executive officers to achieve our business objectives and lead us in a competitive environment.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. Our Board and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF, ON AN ADVISORY BASIS, EXECUTIVE COMPENSATION (PROPOSAL 5)

PROPOSAL 6 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that the Company’s management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company’s consolidated financial statements since the fiscal year ended December 31, 2011. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting, will be required to ratify the selection of Deloitte & Touche LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents the aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023, by Deloitte & Touche LLP, the Company’s principal accountant.

	Fiscal Year
	2024	2023

Audit fees(1)	$473,300	$616,360

Audit-related fees	$—	$—

Tax fees	$—	$—

All other fees	$—	$—

Total fees	$473,300	$616,360

(1)

For both fiscal years ended December 31, 2024 and 2023, audit fees represent fees for audit services rendered in connection with the audit of our consolidated financial statements, as well as fees associated with reviews of documents filed with the SEC, our Annual Report on Form 10-K and our quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q. For the fiscal year ended December 31, 2023, audit fees also include those associated with the filing of a registration statements on Form S-3, and the delivery of related consents.

All services described above were pre-approved by the Audit Committee.

In connection with the audit of the 2025 consolidated financial statements, the Company entered into an engagement agreement with Deloitte & Touche LLP that sets forth the terms by which Deloitte & Touche LLP will perform audit services for the Company.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD RECOMMENDS

A VOTE “FOR” RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 6)

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers, including their ages as of October 23, 2025. Biographical information for our Chief Executive Officer and director, Dr. Remy Luthringer, is included above with the director biographies under the caption “Class I Directors Continuing in Office until the 2027 Annual Meeting.”

Name	Age	Position
Dr. Remy Luthringer	64	Chief Executive Officer and Executive Chairman of the Board of Directors
Geoffrey Race	65	President
Frederick Ahlholm	60	SVP, Chief Financial Officer and Secretary

Geoffrey Race has provided services to us since July 2010, first as a consultant and then as an employee beginning in May 2014. Mr. Race most recently held the positions of the Company’s Executive Vice President and Chief Financial Officer, from May 2014 to October 2021, and Chief Business Officer from January 2016 to October 2021. Prior to joining us, Mr. Race served as the Chief Executive Officer and acting Chief Financial Officer of Funxional Therapeutics Ltd., a clinical stage pharmaceutical company which was spun out of Cambridge University, UK, from June 2010 to November 2013. Mr. Race is currently a member of the board of directors of Huq Industries Ltd. Mr. Race is also a founder and director of Cyber Industries Ltd., a UK-based private company developing software for building management systems. He was a director of Sensyne Health plc and of F-star Therapeutics Ltd. Mr. Race is a Fellow of the Institute of Chartered Management Accountants and earned his M.B.A. from Durham University Business School (UK).

Frederick Ahlholm has provided services to us since January 2014, first as a consultant and then as an employee beginning in June 2014. Mr. Ahlholm most recently held the positions of the Company’s Vice President and Chief Accounting Officer from July 2014 to October 2021, and Senior Vice President of Finance from May 2015 to October 2021. Prior to joining us, Mr. Ahlholm served as Vice President of Finance and Chief Accounting Officer for Amarin Corporation, a commercial stage life science company. Mr. Ahlholm has over 20 years of experience leading the finance organization at publicly-traded life science companies. He began his career at Ernst & Young, is a CPA and earned his BA in Business Administration at the University of Notre Dame.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of October 23, 2025 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,993,406 shares of Common Stock outstanding and entitled to vote and 1,391,674 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than Proposal 3, as described herein) as of October 23, 2025, adjusted as required by rules promulgated by the SEC. We have deemed all shares of Common Stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of October 23, 2025 to be outstanding and to be beneficially owned by the person or entity holding the option or convertible securities for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned	Percent of Total Voting Power (%)

Named Executive Officers and Directors:

Dr. Remy Luthringer(2)	346,217	4.8%	—	—	4.1%

Geoffrey Race(3)	160,350	2.3%	—	—	1.9%

Frederick Ahlholm(4)	87,131	1.2%	—	—	1.0%

Dr. Fouzia Laghrissi-Thode(5)	37,499	*	—	—	*

Dr. David Kupfer(6)	64,560	*	—	—	*

Hans Peter Hasler(7)	40,625	*	—	—	*

Jan van Heek(8)	40,041	*	—	—	*

Inderjit Kaul(9)	—	—	—	—	—

All current executive officers and directors as a group (8 persons)(10)	776,423	10.4%	—	—	8.7%

Greater than 5% Stockholders:

Boehringer Ingelheim International GmbH(11)	1,428,708	19.99%	—	—	16.7%

Funds affiliated with Federated Hermes, Inc.(12)	1,351,275	19.3%	147,865	10.6%	17.9%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)	Unless otherwise noted, the address of each of those listed in the table is c/o Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803.

(2)

Consists of (a) 115,825 shares of Common Stock beneficially owned by Wint2felden Holding SA, a company wholly owned by Dr. Luthringer; (b) 68,994 shares of Common Stock owned by Dr. Luthringer himself, and (c) options to purchase 161,398 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(3)	Consists of (a) 51,324 shares of Common Stock and (b) options to purchase 109,026 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(4)	Consists of (a) 17,518 shares of Common Stock and (b) options to purchase 69,613 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(5)	Consists of options to purchase 37,499 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(6)	Consists of (a) 23,936 shares of Common Stock and (b) options to purchase 40,624 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(7)	Consists of (a) 1,250 shares of Common Stock and (b) options to purchase 39,375 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(8)	Consists of (a) 2,542 shares of Common Stock and (b) options to purchase 37,499 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(9)	Dr. Inderjit Kaul has served as a board member and a consultant to the Company since November 2025.

(10)	Consists of (a) 281,389 shares of Common Stock and (b) options to purchase 495,034 shares of Common Stock that are exercisable within 60 days of October 23, 2025.

(11)

This information is based partially on the information reported on the Schedule 13D filed by Boehringer AG (“BI GP”) and Boehringer Ingelheim International GmbH on July 7, 2023. The amount reported consists of (i) 1,275,000 shares of our Common Stock and (ii) 153,708 shares of our Common Stock issuable upon exercise of pre-funded warrants. The shares underlying the following pre-funded warrants are excluded from the amount reported above as beneficially owned because they are subject to limitations on exercisability if such exercise would result in Boehringer Ingelheim International GmbH beneficially owning more than 19.99% of our outstanding Common Stock: 71,517 shares of Common Stock issuable upon exercise of pre-funded warrants. Boehringer Ingelheim International GmbH is an indirect wholly owned subsidiary of C. H. Boehringer Sohn AG & Co. KG, the General Partner of which is BI GP. BI GP and Boehringer Ingelheim International GmbH may each be deemed to have shared voting and dispositive power over all of the securities held by Boehringer Ingelheim International GmbH. The address of each of BI GP and Boehringer Ingelheim International GmbH is Binger Straße 173, 55216 Ingelheim am Rhein, Germany.

(11)

This information is based partially on the information reported on the Schedule 13D filed by Federated Hermes, Inc. (the “Federated Hermes Parent”) on October 28, 2025. The amount reported consists of (i) 605,000 shares of our Common Stock and 57,059 shares of our Common Stock issuable upon conversion of 3,280 shares of Series A Preferred Stock held by Federated Hermes Kaufmann Small Cap Fund, a portfolio of Federated Hermes Equity Funds (“Federated Hermes Kaufmann Small Cap Fund”); (ii) 725,000 shares of our Common Stock and 88,406 shares of our Common Stock issuable upon conversion of 5,082 shares of Series A Preferred Stock held by Federated Hermes Kaufmann Fund, a portfolio of Federated Hermes Equity Funds (“Federated Hermes Kaufmann Fund”); and (iii) 21,275 shares of our Common Stock and 2,400 shares of our Common Stock issuable upon conversion of 138 shares of Series A Preferred Stock held by Federated Hermes Kaufmann Fund II, a portfolio of Federated Hermes Insurance Series (“Federated Hermes Kaufmann Fund II” and together with Federated Hermes Kaufmann Small Cap Fund and Federated Hermes Kaufmann Fund, the “Federated Hermes Kaufmann Funds”). In addition to the foregoing shares, as of October 23, 2025, Federated Hermes Kaufmann Small Cap Fund, Federated Hermes Kaufmann Fund and Federated Hermes Kaufmann Fund II held (i) 3,872,635 shares of our Common Stock issuable upon conversion of 8,187 shares of Series A Preferred Stock, which are excluded from the amount reported above as beneficially owned due to a 19.9% Cap as outlined in the Certificate of Designation, and (ii) pre-funded warrants to purchase an aggregate of 350,350 shares of our Common Stock and warrants to purchase an aggregate of 12,750 shares of our Series A Preferred Stock, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on exercisability if such exercise would result in Federated Hermes Kaufmann Funds, in the aggregate, beneficially owning more than 14.99% and 9.9% of our outstanding Common Stock, respectively. The Federated Hermes Kaufmann Funds are managed by Federated Equity Management Company of Pennsylvania and subadvised by Federated Global Investment Management Corp., which are wholly-owned subsidiaries of FII Holdings, Inc., which is a wholly-owned subsidiary of the Federated Hermes Parent. All of the Federated Hermes Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust for which Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue, who are collectively referred to as Federated Trustees, act as trustees. The Federated Hermes Parent’s subsidiaries have the power to direct the vote and disposition of the securities held by the Federated Hermes Kaufmann Funds. The business address of each Federated Trustee is 4000 Ericsson Drive, Warrendale, PA 15086-7561. The address of each of the Federated Hermes Parent and the Federated Hermes Kaufmann Funds is Federated Investors Tower, 1011 Liberty Avenue, Pittsburgh, PA 15222.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2024 and 2023, the compensation of the Company’s Chief Executive Officer and two other most highly compensated executive officers as of December 31, 2024 (collectively, our “named executive officers”).

NAME AND PRINCIPAL POSITION	YEARS	SALARY ($)	BONUS ($)		OPTION AWARDS ($)(1)	ALL OTHER COMPENSATION ($)		TOTAL ($)

Dr. Remy Luthringer	2024	649,064	356,985	(2)	197,400	6,535	(3)	1,209,984

Chief Executive Officer	2023	624,100	644,419		560,511	6,130		1,835,160

Geoffrey Race	2024	492,018	246,009	(2)	178,600	3,103	(3)	919,730

President	2023	473,094	437,064		485,739	3,144		1,399,041

Frederick Ahlholm	2024	449,513	202,281	(2)	89,300	13,062	(4)	754,156

Chief Financial Officer	2023	432,224	281,256		239,103	12,537		965,120

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 and 2023 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Assumptions used in valuing options are described in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the stock options, or the sale of the Common Stock underlying such stock options.

(2)	Represents the annual bonus paid in December 2024 and January 2025, which was 100% of the officer’s annual target bonus for 2024.

(3)	Represents life insurance premiums paid in 2024 by the Company.

(4)	Represents $12,075 paid in 2024 by the Company in 401(k) contributions and $987 paid in 2024 by the Company for life insurance premiums.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows for the fiscal year ended December 31, 2024, certain information regarding outstanding equity awards at fiscal year-end for the named executive officers.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of shares or units of stock that have not vested (#)		Equity Incentive Plan Awards: Market value of shares or units of stock that have not vested ($)
Dr. Remy Luthringer	25,000		—		28.00	10/12/2030	88,076	(5)	195,705	(6)
	43,400	(1)	19,725		6.33	2/15/2032	—		—
	22,500	(2)	22,500		3.11	12/12/2032	—		—
	25,113	(3)	75,337		6.41	10/3/2033	—		—
	—		105,000	(4)	2.12	12/4/2034	—		—
Geoffrey Race	17,500		—		28.00	10/12/2030	46,987	(5)	104,405	(6)
	17,190	(1)	7,810		6.33	2/15/2032	—		—
	19,000	(2)	19,000		3.11	12/12/2032	—		—
	21,763	(3)	65,287		6.41	10/3/2033	—		—
	—		95,000	(4)	2.12	12/4/2034	—		—
Frederick Ahlholm	10,625		—		28.00	10/12/2030	19,843	(5)	44,091	(6)
	15,470	(1)	7,030		6.33	2/15/2032	—		—
	13,000	(2)	13,000		3.11	12/12/2032	—		—
	10,713	(3)	32,137		6.41	10/3/2033	—		—
	—		47,500	(4)	2.12	12/4/2034	—		—

(1)

25% of the shares subject to the option vested and became exercisable on February 16, 2023 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(2)

25% of the shares subject to the option vested and became exercisable on December 13, 2023 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(3)

25% of the shares subject to the option vested and became exercisable on October 4, 2024 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(4)

25% of the shares subject to the option will vest and become exercisable on December 5, 2025 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(5)

Consists of performance-based restricted stock units (“PRSUs”) granted pursuant to our tender offer in August 2021, which vest as follows: (i) 50% of the PRSUs vest upon FDA acceptance of a new drug application for roluperidone, provided that such acceptance is not “over protest” and occurs within three years after the grant date, and (ii) the remaining unvested PRSUs vest upon roluperidone receiving FDA marketing approval, provided that such approval occurs within five years after the grant date, subject, in either case, to the grantee’s continued service through the applicable milestone. The first milestone was achieved on April 28, 2023, and as a result 88,077, 46,987 and 19,843 of the PRSUs vested with respect to each of Dr. Luthringer, Mr. Race and Mr. Ahlholm. The number of PRSUs in the table above represents the remaining PRSUs that vest upon achievement of the second milestone.

(6)	The Company’s stock price, trading on The Nasdaq Capital Market under the symbol “NERV”, was $2.222 as of December 31, 2024.

ARRANGEMENTS WITH OUR EXECUTIVE OFFICERS

Each of our named executive officers is party to a written employment agreement with us.

Dr. Remy Luthringer

We entered into an Amended and Restated Employment Agreement with Dr. Luthringer through our wholly owned subsidiary, Mind-NRG SARL, on August 1, 2016, as amended by that certain First Amendment to the Employment Agreement with Dr. Luthringer effective as of December 13, 2022, and as amended by that certain Second Amendment to the Employment Agreement with Dr. Luthringer effective as of March 6, 2023, which sets forth the current terms of his employment with us. Dr. Luthringer’s principal place of work is the main office of the Company in Geneva, Switzerland.

Effective January 1, 2024, Dr. Luthringer was entitled to an annual base salary of $649,064. Dr. Luthringer is also eligible for a discretionary bonus payment for each calendar year of up to 55% of his base salary. Dr. Luthringer is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, as may be maintained by the Company from time to time, and he is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

Pursuant to Dr. Luthringer’s employment agreement, he or the Company may terminate his employment upon six months’ written notice, or immediately if there are “valid reasons” under Swiss law.

If Dr. Luthringer’s employment with us ends due to his death, his beneficiaries or estate will be entitled to (1) payment of any earned but unpaid base salary; (2) two months of base salary; (3) payment of any vacation time earned but not used; (4) pro rata payment of his discretionary annual bonus; and (5) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Dr. Luthringer’s employment with us ends due to his disability or we terminate his employment for “cause,” he will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; and (4) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Dr. Luthringer’s employment with us ends without “cause” and not by reason of disability, or he resigns for “good reason,” he will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; (4) payment of any amounts accrued and payable under the terms of any of our benefit plans; (5) continued payment of his base salary for 12 months following his termination; (6) pro rata payment of his discretionary annual bonus; and (7) vesting of his outstanding equity awards as if he had completed an additional six months of continuous employment.

If Dr. Luthringer’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor without “cause,” in each case within 12 months immediately following a change in control of the Company, Dr. Luthringer will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; (4) payment of any amounts accrued and payable under the terms of any of our benefit plans; (5) continued payment of his base salary for 18 months, following his termination (6) 100% of his target annual performance bonus for the year in which the termination occurs; and (7) vesting in full of all of his outstanding equity awards.

Dr. Luthringer’s severance benefits are conditioned, among other things, on a satisfactory release of claims in favor of the Company and his compliance with post-termination obligations under his employment agreement.

For purposes of Dr. Luthringer’s employment agreement, Dr. Luthringer may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) a material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement.

Further, for purposes of Dr. Luthringer’s employment agreement, we may terminate him for “cause” if he (1) is convicted of a felony or misdemeanor involving moral turpitude; (2) commits an act of fraud or embezzlement against us or our affiliates; (3) materially breaches his employment agreement and fails to cure such breach within 30 days; (4) materially violates any of our written policies and fails to cure such violation within 30 days; (5) materially fails or materially refuses to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our board of directors that are consistent with his position, and such material failure or material refusal continues for 30 days following written notice from the Company; (6) willfully engages in conduct or willfully omits to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations); or (7) materially breaches his fiduciary duties as our officer or as a member of our board of directors.

Geoffrey Race

We entered into an Amended and Restated Employment Agreement with Mr. Race through our wholly owned subsidiary, Mind-NRG SARL, on August 1, 2016, which sets forth the current terms of his employment with us, as amended by that certain First Amendment to Employment Agreement dated October 11, 2021. Mr. Race’s principal place of work is Cambridge, United Kingdom.

Effective January 1, 2024, Mr. Race was entitled to an annual base salary of $492,018. Mr. Race is also eligible for a discretionary annual bonus payment for each calendar year of up to 50% of his base salary. Mr. Race is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, as may be maintained by the Company from time to time, and he is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

Pursuant to Mr. Race’s employment agreement, he or the Company may terminate his employment upon 12-month written notice. The Company may also, in its sole and absolute discretion, immediately terminate Mr. Race’s employment, provided Mr. Race receives payment of his salary during the 12-month written notice period in lieu of notice and with pro rata payment of his discretionary annual bonus.

If Mr. Race’s employment with us ends due to his death, his beneficiaries and/or estate will be entitled to, among other accrued obligations, a payment of a pro rata portion of his annual performance bonus.

If Mr. Race’s employment with us ends due to his termination by us other than for “cause,” he will be entitled to (1) payment of his salary during the 12-month written notice period; (2) pro rata payment of his discretionary annual bonus; and (3) vesting of his outstanding equity awards as if he had completed an additional 12 months of continuous employment.

If Mr. Race’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor without “cause” (and not due to death) within 12 months immediately following a change in control of the Company, Mr. Race will be entitled to (1) payment of his salary during the 12-month written notice period; (2) pro rata payment of his discretionary annual bonus; (3) payment equal to 12 months’ base salary; (4) 100% of his target annual performance bonus for the year in which the termination occurs; and (5) vesting in full of all of his outstanding equity awards.

Mr. Race’s benefits are conditioned, among other things, on a satisfactory release of claims in favor of the Company and his compliance with post-termination obligations under his employment agreement.

For purposes of Mr. Race’s employment agreement, Mr. Race may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) a material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement.

Further, for purposes of Mr. Race’s employment agreement, we may terminate him for “cause” if he (1) commits any act of gross misconduct; (2) commits any material or persistent breach of the terms of his employment agreement, including any willful neglect or refusal to carry out any of his duties or to comply with any reasonable and lawful instructions from our board; (3) materially violates any of our written policies and fails to cure such violation within thirty (30) days following written notice from us; (4) commits an act of fraud or embezzlement against us or our affiliates; (5) willfully engages in conduct or willfully omits to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our or our affiliates’ ability to comply with our or their legal or regulatory obligations); (6) materially breaches his fiduciary duties as our officer or as a member of our board of directors; (7) is convicted of any criminal offense (other than an offense under the Road Traffic Acts for which a penalty of imprisonment cannot be imposed); (8) commits any act which constitutes an offense under the Bribery Act 2010 whether done for our benefit or not; (9) has a bankruptcy order made against him or enters into a voluntary arrangement with his creditors; or (10) is prohibited by law from holding office in the Company or any other company or is disqualified or disbarred from membership of, or be subject to any serious disciplinary sanction by any professional or other body, which undermines the confidence of the board of directors in his continued employment with the Company.

Frederick Ahlholm

We entered into an Amended and Restated Employment Agreement with Mr. Ahlholm on October 11, 2021, which replaced and superseded the May 30, 2014 and the August 1, 2016 offer letters between Mr. Ahlholm and us. Mr. Ahlholm’s principal place of work is Waltham, Massachusetts. Effective as of the Amended and Restated Agreement, Mr. Ahlholm was entitled to an annual base salary of $400,000, which increased to $449,513 effective January 1, 2024. Mr. Ahlholm is also eligible to receive a discretionary bonus payment for each calendar year that ends during his employment of up to 45% of his base salary for that calendar year. Mr. Ahlholm is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, and is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

Pursuant to Mr. Ahlholm’s employment agreement, if his employment with us ends due to his death, his beneficiaries or estate will be entitled to (1) payment of any earned but unpaid base salary; (2) payment of any vacation time earned but not used; (3) pro-rata payment of his discretionary annual bonus; and (4) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Mr. Ahlholm’s employment with us ends due to his disability or we terminate his employment for “cause,” he will be entitled to (1) payment of any earned but unpaid base salary; (2) payment of any vacation time earned but not used; and (3) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Mr. Ahlholm’s employment with us ends due to his termination by us without “cause,” he will be entitled to (1) payment of his salary for 9 months; (2) payment of his COBRA premiums, less the amount charged to active employees for health coverage, for up to 9 months; (3) pro-rata payment of his discretionary annual bonus; (4) vesting of his outstanding equity awards as to that number of the then-unvested underlying shares of Common Stock that would have vested over the 9-month period following the end of Mr. Ahlholm’s employment; and

(5) for a period of nine (9) months immediately following termination , waiver of the obligation that Mr. Ahlholm remain in service, such that Mr. Ahlholm’s PRSUs would remain eligible to vest based solely on satisfaction of the applicable performance milestones prior to the expiration of such 9-month period.

If Mr. Ahlholm’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor without “cause,” within 12 months immediately following a change in control of the Company, Mr. Ahlholm will be entitled to (1) payment of his salary for 12 months; (2) payment of his COBRA premiums, less the amount charged to active employees for health coverage, for up to 12 months; (3) 100% of his discretionary bonus for the year in which the termination occurs; and (4) vesting of his outstanding equity awards as to all then-unvested underlying shares of Common Stock (including with respect to all outstanding unvested options and any unvested PRSUs).

Mr. Ahlholm’s benefits are conditioned, among other things, on a satisfactory release of claims in favor of the Company and his compliance with post-termination obligations under his employment agreement.

For purposes of Mr. Ahlholm’s employment agreement, Mr. Ahlholm may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority (provided, however, that a requirement that Mr. Ahlholm act as officer, director or in any other corporate function within the group shall not constitute good reason); (2) a material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement.

Further, for purposes of Mr. Ahlholm’s employment agreement, we may terminate him for “cause” if he (1) is convicted of a felony or misdemeanor involving moral turpitude; (2) commits an act of fraud or embezzlement against us or our affiliates; (3) uses or discloses without authorization confidential information or trade secrets of the Company for his benefit or materially breaches a written agreement between him and the Company; (4) materially violates any of our written policies and fails to cure such violation within 30 days; (5) materially fails or materially refuses to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our board of directors that are consistent with his position, and such material failure or material refusal continues for 30 days following written notice from the Company; (6) willfully engages in conduct or willfully omits to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations); or (7) materially breaches his fiduciary duties as our officer or as a member of our board of directors.

Confidentiality and Assignment Agreements
Each of the employment agreements with our named executive officers contains provisions with respect to confidential information and assignment of inventions. Among other things, each agreement requires each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment or service with us, and to assign to us any inventions conceived or developed during the course of employment or service with us.
Payments Upon a Change in Control
In addition to payments and benefits under their employment agreements described above, pursuant to the terms of our 2013 Plan, if one or more of the awards granted to our named executive officers are not assumed or otherwise continued in effect by the successor corporation in the event of a change in control, such awards automatically accelerate and vest in full immediately prior to the change in control (assuming such officer remains in continuous service as of immediately prior to such change in control).
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance metrics. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or the compensation committee view the link between financial performance and the compensation actually received or realized by our named executive officers. All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Pay Versus Performance Table
The table below presents information on the compensation of our Chief Executive Officer and other named executive officers in comparison to certain performance metrics for 2024, 2023, and 2022. These metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the rules and regulations of the SEC, and under such rules, CAP was calculated by adjusting the Summary Compensation Table (“SCT”) Total values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for PEO (1)(2)	Compensation Actually Paid to PEO (1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)(2)	Average Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR) (4)	Net Income (Loss) (5)

	(a)	(b)	(c)	(d)	(e)	(f)
2024	$1,209,984	$1,255,771	$836,943	$870,195	$34.63	$1,438,865

2023	$1,835,160	$2,127,419	$1,182,081	$1,298,479	$95.94	$(30,005,353)

2022	$1,274,677	$1,283,412	$791,895	$798,131	$24.80	$(32,108,676)

(1)
The Principal Executive Officer (“PEO”) information reflected in columns (a) and (b) relates to our CEO, Dr. Remy Luthringer. The non-PEO NEOs information reflected in columns (c) and (d) above relates to Geoffrey Race and Frederick Ahlholm during 2024, 2023 and 2022.

(2)
The amounts shown in this column are the amounts of total compensation reported for Dr. Luthringer, or the average total compensation reported for the non-PEO NEOs, as applicable, for each corresponding year in the “Total” column of the Summary Compensation Table. Please refer to “Executive Compensation—Compensation Tables—
Summary
Compensation Table.”

(3)
The dollar amounts reported represent the amount of “co
mpe
nsation actu
ally
paid” to our PEO and non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation of our PEO and non-PEO NEOs for 2024 to determine the compensation actually paid:

Year	NEO	SCT Total	Less: Grant Date Fair Value of Equity Awards Reported in the SCT	Add: Fair Value of Equity Awards Granted During the Year that Remain Unvested at December 31, 2024	Add: Change in Fair Value of Prior Years’ Equity Awards that Remain Outstanding and Unvested at December 31, 2024	Add: Vesting Date Fair Value of Awards Granted During Applicable Year that Vested During Applicable Year	Add: Change in Fair Value of Prior Years’ Equity Awards Vested through the Year Ended December 31, 2024	Less: Fair Value of Prior Years’ Awards that Failed to Vest	CAP
2024	PEO	$ 1,209,984	$ 197,400	$ 214,309	$ 23,374	$ -	$ 5,504	$ -	$ 1,255,771

2024	Non-PEO NEOs	$ 836,943	$ 133,950	$ 145,424	$ 17,056	$ -	$ 4,722	$ -	$ 870,195

(4)
Represents the cumulative TSR of our Common Stock as calculated in accordance with Item 201(e) of Regulation S-X, assuming an initial fixed investment of $100 on December 31, 2021. We have never declared or paid any dividends on our Common Stock.

(5)	Represents the net income (loss) as disclosed in the audited annual financial statements for the applicable year.
Pay Versus Performance Narrative
Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on the CAP and each of net income (loss) and TSR. We do not utilize TSR or net loss in our executive compensation program.
Compensation Actually Paid vs. Total Shareholder Return
The following graph illustrates the relationship of the CAP for our PEO and the average CAP for our non-PEO NEOs, as calculated pursuant to SEC rules, to our cumulative TSR over the three years presented in the Pay Versus Performance table.

Compensation
Actually Paid vs. Net Income (Loss)
The following graph
illustrates
the relationship of the
CAP
for our PEO and the average CAP for our
non
-
PEO
NEOs
, as
calculated
pursuant to SEC rules, to our net
income
(loss) over the three years presented in the Pay Versus Performance table.

Policies and Practices
Related
to the Grant of Certain Equity Awards Close in Time to the Release of
Material
Nonpublic Information
From time
to time, we grant stock
options to employees
, including our named executive officers. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our Director Compensation
Plan
, as further described under the heading “—Non-Employee Director Compensation Plan” above. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Neither our Board nor our Compensation Committee takes material non-public information (“MNPI”) about the Company into account when determining the timing of equity awards, nor do we time the disclosure of MNPI for the purpose of impacting the value of executive compensation.
The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name (a)	Grant date (b)		Number of securities underlying the award (c)	Exercise price of the award ($/Share) (d)	Grant date fair value of the award ($) (e) (1)
Percentage change in the closing market
price of the securities underlying the award
between the trading day ending
immediately prior to the disclosure of
material nonpublic information and the
trading day beginning immediately
following the disclosure of material
nonpublic information (%) (f)

Dr. Remy Luthringer	12/05/2024	(2)	105,000	2.12	$197,400	6.6%
Geoffrey Race	12/05/2024	(2)	95,000	2.12	$178,600	6.6%
Frederick Ahlholm	12/05/2024	(2)	47,500	2.12	$89,300	6.6%

(1) Amounts represent grant date fair values of the Stock Options computed in accordance with ASC Topic 718. Assumptions used in valuing options are described in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the stock options, or the sale of the Common Stock underlying such stock options.
(2) On December 5, 2024, our Board approved and priced certain equity compensation awards in the form of stock options to our named executive officers, which coincided with a Current Report on Form 8-K announcing the results of our 2024 Annual Meeting.

DIRECTOR COMPENSATION

Director Compensation Table

The following table presents the total compensation for each person, other than our Chief Executive Officer, who served as a member of our Board during 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total ($)

Hans Peter Hasler	52,500	23,125	75,625

Jeryl Hilleman(3)	37,500	—	37,500

Dr. David Kupfer	60,875	23,125	84,000

Dr. Fouzia Laghrissi-Thode	47,000	23,125	70,125

Jan van Heek	44,375	23,125	67,500

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 computed in accordance with ASC 718. The assumptions we used in valuing the option awards are described in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025 (as amended by Form 10-K/A). The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by a director upon the vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such stock options. Pursuant to our non-employee director compensation plan as then in effect, each of our non-employee directors was granted an option to purchase 12,500 shares of our Common Stock on December 5, 2024, at an exercise price of $2.12 per share.

(2)	As of December 31, 2024, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors who served on our Board during 2024 was:

Name	Stock Options

Hans Peter Hasler	42,500

Jeryl Hilleman(3)	—

Dr. David Kupfer	43,749

Dr. Fouzia Laghrissi-Thode	43,749

Jan van Heek	41,561

(3)	Ms. Hilleman resigned from the Board effective August 6, 2024.

Dr. Inderjit Kaul was elected to the Board, and engaged as a consultant to the Company, in November 2025. In connection with his election to the Board, he was granted, pursuant to our Amended Director Compensation Plan (as defined below), a New Director Welcome Option and will be eligible to receive a prorated amount of cash compensation for the remainder of calendar year 2025. However, Dr. Kaul will not receive an Annual Grant at the Annual Meeting. For more information on Dr. Kaul’s consulting agreement see “Transactions with Related Persons Related Person Transactions Policy and Procedures”.

Non-Employee Director Compensation Plan

Our Director Compensation Plan, as adopted by our Board, became effective April 1, 2018 and was amended on November 29, 2023. Under the terms of the plan as in effect for calendar year 2024, each non-employee director was eligible to receive an annual cash retainer of $40,000. The Lead Independent Director was eligible to receive an additional annual cash retainer of $10,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were each eligible to receive additional annual cash retainers of $15,000, $12,250 and $9,500, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were eligible to receive additional annual cash retainers of $9,000, $6,000 and $5,000, respectively.

Under the terms of such plan, each newly elected non-employee member of the Board received a one-time grant of an option to purchase 5,000 shares of Common Stock promptly following election or appointment to the Board (“New Director Welcome Options”). The New Director Welcome Options vest quarterly over three years, provided that the applicable non-employee director is, as of such vesting date, a non-employee director of the Company.

In addition, each non-employee director received an annual option grant to purchase 12,500 shares of Common Stock per year (“New Annual Grants”). The New Annual Grants vest in equal quarterly installments over one year, provided that the applicable non-employee director is, as of such vesting date, a non-employee director of the Company.

Our Director Compensation Plan was further amended on December 5, 2024, which became effective on January 1, 2025 (the “Amended Director Compensation Plan”). Under the terms of the Amended Director Compensation Plan, each non-employee director is eligible to receive an annual cash retainer of $40,000. The Lead Independent Director is eligible to receive an additional annual cash retainer of $20,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each eligible to receive additional annual cash retainers of $18,000, $12,250 and $9,500, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are eligible to receive additional annual cash retainers of $9,000, $6,000 and $5,000, respectively. The New Director Welcome Options have been increased to 9,500 shares of the Company’s Common Stock and the New Annual Grants have been decreased to 4,750 shares of the Company’s Common Stock. The vesting schedule for such options is unchanged.

Clawback Policy

In November 2023, our Board adopted a written compensation recovery policy in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq rules, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated, or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party, or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs, and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties, or to or from employees generally.

The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

All of the transactions described below under “Certain Related Person Transactions” were approved by the Audit Committee in accordance with our related person transaction policy.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, below is a description of transactions since January 1, 2023 to which the Company was a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at December 31, 2024 and 2023, as applicable); and

•

any of our directors, executive officers or holders of more than 5% of the company’s capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Consulting Agreement with Dr. Kaul

On November 14, 2025, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Kaul, one of our directors. Pursuant to the Consulting Agreement, Dr. Kaul will, among other things, assist with our clinical trial workstreams and other related services upon request of our Chief Executive Officer. Pursuant to the terms and conditions of the Consulting Agreement, Dr. Kaul will provide services for approximately 25 to 30 hours per month at a rate of $450 per hour during a six-month initial term, with the option to renew for additional six-month periods unless terminated earlier by either party with 30 days’ notice. Immediate termination by us is permitted for material breach. The termination of the Consulting Agreement will not automatically affect Dr. Kaul’s board service or his eligibility (if any as of the time of such termination) to receive compensation for his board services pursuant to our Amended Director Compensation Plan as in effect from time to time.

Additionally, subject to the approval of Proposal 4 by our stockholders at the Annual Meeting, we agreed to grant Dr. Kaul an option to purchase a number of shares of our Common Stock representing (when added to the number of shares of our Common Stock subject to any equity awards granted to Dr. Kaul pursuant to the Amended Director Compensation Plan as in effect from time to time) 0.7% of the Share Total (as defined in the Consulting Agreement) as of the date of grant (the “Consultant Option”). Twenty-five percent (25%) of the Consultant Option shall vest after the completion of one year of continuous service; an additional forty-five percent (45%) of the Consultant Option shall vest on the tenth day following the date of our public announcement that we have achieved, on a statistically significant basis, the primary endpoint of our Phase 3 confirmatory trial of roluperidone in schizophrenia at the 12-week timepoint; and the remaining thirty percent (30%) of the Consultant Option shall vest on the tenth day following the date of our public announcement of safety data from the 40-week relapse assessment phase; provided, however, in each case, that Dr. Kaul is providing services pursuant to the Consulting Agreement on each such vesting date. Additionally, during the period Dr. Kaul is providing services under the Consulting Agreement, we agreed to use reasonable efforts to grant him, on no greater than a quarterly basis, top up options (if any) to enable him to hold 0.7% of the Share Total (as adjusted for certain events) as of the applicable date of grant (when added to the number of shares of our Common Stock subject to any equity awards granted to Dr. Kaul pursuant to the Amended Director Compensation Plan and prior awards granted to him pursuant to the Consulting Agreement).

2025 Private Placement and Support Agreements

On October 21, 2025, we entered into the Securities Purchase Agreement with the Investors, pursuant to which we agreed to issue and sell (i) 80,000 shares of Series A Preferred Stock, (ii) Preferred Tranche A Warrants to acquire up to 80,000 shares of Series A Preferred Stock and (iii) Preferred Tranche B Warrants to acquire up to 40,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock was sold at a price per share of $1,000 and has a conversion price of $2.11 per share of Common Stock, subject to the terms and limitations contained in the Certificate of Designation. The Private Placement closed on October 23, 2025.

The Federated Hermes Kaufmann Funds also participated in the Private Placement offering purchasing an aggregate of 8,500 shares of Series A Preferred Stock, Preferred Tranche A Warrants to purchase an aggregate of 8,500 shares of Series A Preferred Stock and Preferred Tranche B Warrants to purchase an aggregate of 4,250 shares of Series A Preferred Stock for an aggregated purchase price of $8,500,000.

Immediately prior to the closing of the Private Placement, the Federated Hermes Kaufmann Funds were the beneficial owners of, in the aggregate, more than 5% of our capital stock. For more information regarding the Investors’ beneficial ownership, see “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” above.

Concurrently with the execution of the Securities Purchase Agreement and as a condition to closing of the Private Placement, the Federated Hermes Kaufmann Funds and Boehringer Ingelheim International GmbH each entered into a support agreement (the “Support Agreements”) providing, among other things, that such stockholders will vote all of their shares of Common Stock: in favor of (i) the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock (Proposal 3 as described herein), (ii) an increase to the reserved shares under the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 4 as described herein), and (iii) other customary annual stockholder meeting matters (together, the “Support Agreement Proposals”), and against any proposal that conflicts or materially impedes or interferes with the approval of any of the Support Agreement Proposals or that would adversely affect or delay the consummation of the transactions contemplated by the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, as soon as practicable following the receipt of the Conversion Stockholder Approval (and in any event no later than the Filing Date, we must file a registration statement on Form S-3 providing for the resale by the Investors, including the Federated Hermes Kaufmann Funds, of shares of Common Stock issuable upon conversion of the Registrable Shares (as defined in the Securities Purchase Agreement, as applicable) and to use commercially reasonable efforts to have the registration statement declared effective within twenty-one (21) days following the Filing Date (or, in the event that the staff of the SEC reviews and has written comments to such registration statement, within forty-five (45) days following the Filing Date). We further agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Shares have been resold, or there remains no Registrable Shares.

2023 Private Placement

On June 27, 2023, we entered into a securities purchase agreement (the “2023 Securities Purchase Agreement”) with the Federated Hermes Kaufmann Funds and Boehringer Ingelheim International GmbH (collectively, the “2023 Investors”), pursuant to which we agreed to issue and sell to the 2023 Investors in a private placement (the “2023 Private Placement”) (i) an aggregate of 1,425,000 shares of our Common Stock, at a purchase price of $10.00 per share, and (ii) in lieu of additional shares of our Common Stock, pre-funded warrants to purchase an aggregate of 575,575 shares of Common Stock, at a purchase price of $9.99 per pre-funded warrant. The price per pre-funded warrant represents the price of $10.00 per share sold in the 2023 Private Placement, minus the $0.01 per share exercise price of each such pre-funded warrant. The pre-funded warrants are exercisable at any time after their original issuance and will not expire until exercised in full. The 2023 Private Placement closed on June 30, 2023, as a result of which we received aggregate net proceeds of approximately $19.6 million after deducting offering expenses of approximately $0.4 million payable by us.

Pursuant to the 2023 Securities Purchase Agreement, we filed a registration statement on Form S-3 (File No. 333-273686), which was declared effective by the SEC on August 9, 2023, covering the resale of the Registrable Securities (as such term is defined in the 2023 Securities Purchase Agreement). We have agreed to use our commercially reasonable efforts to keep such registration statement effective until the earlier of (i) the third anniversary of the effective date of the initial registration statement covering the Registrable Securities; (ii) the date all Shares and all shares of Common Stock underlying the pre-funded warrants may be sold under Rule 144 of the Securities Act of 1933, as amended, without being subject to any volume, manner of sale or publicly available information requirements; or (iii) immediately prior to the closing of a Change of Control (as such term is defined in the 2023 Securities Purchase Agreement).

Immediately prior to the closing of the 2023 Private Placement, the Federated Hermes Kaufmann Funds were the beneficial owners of, in the aggregate, more than 5% of our capital stock. Boehringer Ingelheim International GmbH became a beneficial owner of more than 5% of our capital stock through the 2023 Private Placement. For more information regarding the 2023 Investors’ beneficial ownership, see “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” above.

Pursuant to the 2023 Securities Purchase Agreement, in connection with the 2023 Private Placement, Boehringer Ingelheim International GmbH has the right to designate an observer to attend, subject to certain exceptions, meetings of the Board and its committees, until the earlier of (i) the occurrence of a Change of Control and (ii) the date that it and its affiliates collectively hold less than 10% of our Common Stock (which shall be calculated by including in the amount of Common Stock held by Boehringer Ingelheim International GmbH and its affiliates any shares of Common Stock issuable upon exercise of any portion of the pre-funded warrant issued to such Investor and not yet exercised). Boehringer Ingelheim International GmbH designated a board observer on August 29, 2023.

Compensation Arrangements and Equity Awards for Executive Officers and Directors

We have employment arrangements with our executive officers that, among other things, provide for certain change in control benefits, as well as severance benefits for executive officers. For a description of these agreements with our named executive officers, see “Executive Compensation.”

We have granted stock options and performance-based restricted stock units to our executive officers and our directors. For a description of these equity awards to our named executive officers and directors, see “Executive Compensation.”

Indemnification Agreements for Executive Officers and Directors

We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,715,443	$8.34	32,361
Equity compensation plans not approved by security holders	—	—	—

Total	1,715,443	$8.34	32,361

(1)	Consists of 1,487,234 shares subject to outstanding options and 228,209 shares subject to outstanding performance-based restricted stock unit awards.

(2)

The weighted-average exercise price does not reflect the shares of our Common Stock that will be issued in connection with the settlement of performance-based restricted stock unit awards, which have no exercise price.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Minerva Neurosciences, Inc. stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or the Company. Direct your written request to Minerva Neurosciences, Inc. to the attention of our Corporate Secretary, 1500 District Avenue, Burlington, MA 01803, or contact our Corporate Secretary at (617) 600-7373. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board

/s/ Frederick Ahlholm
Frederick Ahlholm
Chief Financial Officer and Secretary

November 24, 2025

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803.

APPENDIX A

Certificate of Amendment to the Amended and Restated Certificate of Incorporation of

Minerva Neurosciences, Inc.

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MINERVA NEUROSCIENCES, INC.

Minerva Neurosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of the Corporation is Minerva Neurosciences, Inc. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on April 23, 2007 under the original name of the Corporation, Cyrenaic Pharmaceuticals, Inc., and was corrected by a Certificate of Correction filed with the Secretary of State of the State of Delaware on May 16, 2007. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 29, 2007 and was amended by the Certificate of Merger filed with the Secretary of State of the State of Delaware on November 12, 2013. A second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 9, 2014 and a Certificate of Amendment of the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 17, 2022 (the “Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Certificate of Incorporation, as follows:

RESOLVED, that Article Fourth, Section A shall be amended and restated to read in its entirety as follows:

“A.   Authorization. The total number of shares of stock which the Corporation shall have authority to issue is 350,000,000 shares, consisting of 250,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on this   day of      , 202 .

MINERVA NEUROSCIENCES, INC.

By:
Name:
Title:

APPENDIX B

MINERVA NEUROSCIENCES, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

ADOPTED BY BOARD OF DIRECTORS ON: DECEMBER 19, 2013

APPROVED BY THE STOCKHOLDERS ON: DECEMBER 19, 2013

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON: APRIL 29, 2014

AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS ON: JUNE 2, 2014

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON: APRIL 21, 2018

AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS ON: JUNE 7, 2018

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON: APRIL 17, 2020

AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS ON: JUNE 19, 2020

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON: JULY 30, 2023

AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS ON: SEPTEMBER 27, 2023

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON: NOVEMBER 14, 2025

AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS ON:      , 2025

***

1. GENERAL.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding Awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Effective Date. The Plan will come into existence on the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 12,500,000 shares that were approved at the Company’s 2025 Annual Meeting of Stockholders, plus (ii) 700,000 shares that were approved at the Company’s 2023 Annual Meeting of Stockholders, plus (iii) 250,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders, plus (iv) the Prior Plan’s Available Reserve; plus, (v) the number of Returning Shares, if any, as such shares become available from time to time.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 43,736,751 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, or (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares of Common Stock previously issued pursuant to an Award that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares will be added back to the Share Reserve and again become available for issuance under the Plan.

(iv) Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of an Award will no longer be available for issuance under the Plan, including any shares subject to an Award that are not delivered to a Participant because such Award is settled through a reduction of shares subject to such Award. In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award, or any shares repurchased by the Company on the open market with the proceeds from the exercise or purchase price of an Award will no longer be available for issuance under the Plan.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(vi) Minimum Vesting Requirements. The vesting period for each Award granted following the Effective Date, other than an Excepted Award (as defined below), must be at least equal to twelve months; provided, however, nothing in this Section 3(b)(vi) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 6 or Section 7; and, provided further, notwithstanding the foregoing, (i) up to 5% of the shares of Common Stock authorized for issuance under the Plan may be utilized for Awards with a vesting period that is less than twelve months, (ii) Awards may granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the twelve month period following the grant date or (iii) Awards may be granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the twelve month period following the grant date (each such Award, an “Excepted Award”).

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b)(iii) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b)(iii) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. Subject to Section 3(b)(vi), the Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Change in Control in which such Award is not assumed, continued or substituted, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. Subject to Section 3(b)(vi), the Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Subject to Section 3(b)(v), dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award and subject to Section 3(b)(vi), the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan (including, but not limited to, Section 3(b)(vi)), the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Change in Control). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Change in Control. With respect to the vesting of Awards that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Change in Control.

(iii) Awards Held by Persons other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Change in Control; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Change in Control, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

(f) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) CHOICE OF LAW. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12. TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) April 20, 2028, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Change in Control.

(b) “Adoption Date” means April 17, 2020.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Minerva Neurosciences, Inc., a Delaware corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the

Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means the date of the annual meeting of stockholders of the Company held in 2020 provided this Plan is approved by the Company’s stockholders at such meeting.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the

Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(hh) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ii) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(jj) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(kk) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ll) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(mm) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(nn) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(oo) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(pp) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(qq) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(rr) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for filing, review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ss) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(tt) “Plan” means this Amended and Restated Minerva Neurosciences, Inc. 2013 Equity Incentive Plan.

(uu) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(vv) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(ww) “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.

(xx) “Prior Plan” means the Amended and Restated Minerva Neurosciences, Inc. 2013 Equity Incentive Plan prior to the Effective Date the Plan.

(yy) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(zz) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; or (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

MINERVA NEUROSCIENCES, INC. 1500 DISTRICT AVE BURLINGTON, MA 01803 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NERV2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 21, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 P.M. Eastern Time on December 21, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81395-P40503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MINERVA NEUROSCIENCES, INC.For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 1: 1. To elect two Class II directors each to hold office until 2028 Annual Meeting of Stockholders.Nominees: 01) Fouzia Laghrissi-Thode 02) Inderjit Kaul The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6: For Against Abstain 2. To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 125,000,000 shares to 250,000,000 shares. 3. To approve , for purposes of complying with Nasdaq Listing Rules, including Rule 5635(d), the issuance of shares of Common Stock upon the conversion of the Company’s Series A Convertible Voting Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), including shares of Common Stock issuable upon the conversion of any Series A Preferred Stock issuable upon exercise of warrants to purchase Series A Preferred Stock. 4. To approve an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 12,500,000 shares. 5. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement. 6. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V81396-P40503 MINERVA NEUROSCIENCES, INC. Annual Meeting of Stockholders December 22, 2025 9:30 AM EST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Geoffrey Race and Frederick Ahlholm, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of MINERVA NEUROSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM EST on December 22, 2025 virtually at www.virtualshareholdermeeting.com/NERV2025, and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NERV2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 21, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 P.M. Eastern Time on December 21, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81397-P40503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MINERVA NEUROSCIENCES, INC.For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 1: 1. To elect two Class II directors each to hold office until 2028 Annual Meeting of Stockholders. Nominees: 01) Fouzia Laghrissi-Thode 02) Inderjit Kaul The Board of Directors recommends you vote FOR proposals 2, 4, 5 and 6: 2. To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 125,000,000 shares to 250,000,000 shares. 4. To approve an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 12,500,000 shares. 5. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement. 6. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025. For Against Abstain NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V81398-P40503 MINERVA NEUROSCIENCES, INC. Annual Meeting of Stockholders December 22, 2025 9:30 AM EST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Geoffrey Race and Frederick Ahlholm, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of MINERVA NEUROSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM EST on December 22, 2025 virtually at www.virtualshareholdermeeting.com/NERV2025, and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side